Registration No. 2-89972

Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 35	/ X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	/ /

Amendment No. 25	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202

(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering             Continuous

It is proposed that this filing will become effective (check appropriate space)

           immediately upon filing pursuant to paragraph (b) of Rule 485

  X      on May 1, 2009 pursuant to paragraph (b) of Rule 485

           60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (DATE) pursuant to paragraph (a)(1) of Rule 485

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2009

Variable Life

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by The Northwestern Mutual Life Insurance Company and the Northwestern Mutual Variable Life Account

This prospectus describes three Variable Life Insurance Policies (each a “Policy”, together the “Policies”). You may choose to invest your Net Premiums in up to six Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	Small Cap Growth Stock Portfolio
Focused Appreciation Portfolio	Small Cap Value Portfolio
Large Cap Core Stock Portfolio	International Growth Portfolio
Index 500 Stock Portfolio	International Equity Portfolio
Domestic Equity Portfolio	Money Market Portfolio
Equity Income Portfolio	Select Bond Portfolio
Mid Cap Growth Stock Portfolio	High Yield Bond Portfolio
Index 400 Stock Portfolio	Balanced Portfolio
Mid Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Non-U.S. Fund
Aggressive Equity Fund	Core Bond Fund
Real Estate Securities Fund

Please note that the Policies and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policies and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

Each Policy is subject to the law of the state in which it is issued. Some of the terms of a Policy may differ from the terms of a Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features; and
•	fund transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policies. No person is authorized to make any representation in connection with the offering of the Policies other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policies or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

We no longer issue the three Policies described in this prospectus. The variable life policies we presently offer are described in separate prospectuses.

C ontents for this Prospectus

PROSPECTUS

Variable Life

•	Whole Life
•	Extra Ordinary Life
•	Single Premium Life

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the three Policies described in this prospectus. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policies. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policies

Death Benefit    The primary benefit of each Policy is the life insurance protection that it provides. For each Policy the Death Benefit includes a guaranteed amount which will not be reduced during the lifetime of the Insured so long as you pay premiums when they are due and no Policy Debt is outstanding. The remainder of the Death Benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The Extra Ordinary Life Policy also provides some term insurance during the early Policy Years. The Death Benefit is increased by the amount of any paid-up additions which you have purchased with any dividends that we pay, except that for Extra Ordinary Life Policies, variable insurance amount and paid-up additions will first be used to replace term insurance before increasing the Death Benefit. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy.

Access to Your Values    You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. We will permit a Death Benefit reduction so long as the Policy that remains meets our minimum size requirements. Under some circumstances there may be a release of Cash Value upon the reduction of your Death Benefit. You may borrow up to 90% of your Policy’s Cash Value using the Policy as security.

Flexibility    You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account, using as many as six Divisions at any time. Subject to certain limits, you may transfer accumulated amounts from one Division to another as often as four times in a Policy Year.

Optional Benefits    Whole Life and Extra Ordinary Life Policies may include two optional benefits: a Waiver of Premium Benefit and an Additional Purchase Benefit.

Payment Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these payment plan options is included elsewhere in this prospectus. You may also call our Income Benefits Department at 1-866-269-2950 for more information.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy.

Risks of the Policies

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value and Cash Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Extra Life Protection of an Extra Ordinary Life Policy from decreasing, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policies are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable investment for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse    Your Whole Life or Extra Ordinary Life Policy will lapse unless you pay the premiums when they are due, unless the Policy is continued as extended term insurance or a reduced amount of paid-up insurance.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value and Cash Value over time because the

Variable Life Prospectus

amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value while there is Policy Debt. The effect of a loan may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Limitations on Access to Your Values    The Policies permit access to Cash Value by Policy loans and by surrender of the Policy. A partial withdrawal of the Cash Value is not permitted, except to the extent there is a reduction of Death Benefit which leads to a release of Cash Value.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a MEC if the cumulative premium you pay exceeds a defined limit; surrenders and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Excessive Policy loans could cause a Policy to terminate with no value with which to pay the tax liability. In addition, please note that you may no longer change Insureds on your Policy because your Policy is based on mortality tables no longer recognized by the Internal Revenue Service when satisfying the definitional test for life insurance. (See “Tax Treatment of Policy Benefits.”) Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Extra Life Protection of an Extra Ordinary Life Policy from decreasing.

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when owning or surrendering a Policy. For a more detailed description, see “Deductions and Charges,” “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies” and “Deductions for Single Premium Life Policies.”

Transaction Fees1

This table describes the fees and expenses you will pay when you pay premiums, surrender the Policy or transfer amounts between the Divisions.

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Whole Life and Extra Ordinary Life Policies	Premium Taxes	When you pay premiums	2% of the basic premium[2]	2% of the basic premium
	Sales Load	When you pay premiums	Year 1: 30% of basic premium Years 2-4: 10% of basic premium Years 5-on: Not more than 7% of basic premium	Same as the current amount
	Charge for Issuance Expenses	When you pay premiums—first Policy Year only	Not more than $5 for each $1,000 of insurance	Same as the current amount
Single Premium Life Policy	Administrative Charge	When we issue the Policy	$150	$150
	Surrender Charge	When you surrender the Policy during the first ten Policy Years	Not more than 9% of the premium paid for the Policy	Same as the current amount
All Policies	Fee for Transfer of Assets	When you transfer assets among the Divisions	Currently waived	The fee will not exceed our administrative costs
Whole Life and Extra Ordinary Life Policies	Extra Premium for Insureds Who Do Not Qualify as Select Risks	When you pay premiums	The amount depends on the underwriting classification	Same as current amount

Variable Life Prospectus

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
All Policies	Expedited Delivery Charge[3]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[4]
	Wire Transfer Fee[3]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[4]

[1]	Some fees and expenses may no longer apply because the Policies are no longer issued.
[2]	See “Information about the Policies—Premiums” for more information.
[3]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[4]

The maximum charges are subject to a consumer price index adjustment. The maximum charge will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)

This table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own a Policy.

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Whole Life and Extra Ordinary Life Policies	Charge for Administrative Costs	Annually, on the Policy Anniversary	$35	$35
	Charge for Death Benefit Guarantee	Annually, on the Policy Anniversary	1 1/2% of the basic premium	1 1/2% of the basic premium
	Charge for Dividends	Annually, on the Policy Anniversary	Maximum: 17% of the gross annual premium[1]	Same as current amount
Extra Ordinary Life Policy	Extra Premium for Extra Life Protection (after the expiry of the guaranteed period)	Annually, after the expiry of the guaranteed period, on the Policy Anniversary[2]

Minimum: $1.93 per $1,000 of term insurance[3] (Attained Age 52 female select)

Maximum: $283.64 per $1,000 of term insurance[3] (Attained Age 99 male standard)

Representative: $5.11 per $1,000 of term insurance[3] (Attained Age 62 male select)

Minimum: $6.27 per $1,000 of term insurance, without the current dividend Maximum: $1,000 per $1,000 of term insurance, without the current dividend
All Policies	Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Separate Account assets	Annual rate of .50% of the Separate Account Assets
	Charge for Federal Income Taxes	Daily	Annual rate of .05% of the Separate Account assets	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies
	Cost of Insurance	Calculated at least annually on the Policy Anniversary

Minimum: $0.69 per $1,000 of net amount at risk (for a female Insured age 10)[4]

Maximum: $1,000 per $1,000 of net amount at risk[4]

Representative: $5.32 per $1,000 of net amount at risk (Attained Age 47 male)

Same as current amount, without the current dividend
	Charge for Mortality and Expense Risks and Expenses for Loans	Daily	Annual rate of .85% of the borrowed amount[5]	Annual rate of 1.00% of the borrowed amount[5]

[1]	The charge for dividends is approximately 7% to 17% of the gross annual premium.
[2]

After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection, we may reduce the amount of term insurance for the Policy Year. Alternatively, you may choose to have the

Variable Life Prospectus

coverage maintained by paying a larger premium based on the term insurance rates described here. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy Anniversary when you fail to pay the additional premium when due.

[3]	Estimated year-end dividends have the effect of reducing the term insurance amounts on which the charges are based.
[4]

The Policies include no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the Death Benefit and the Cash Value. The cost of insurance is based on the Insured’s Attained Age, the 1980 CSO Mortality Table and the net insurance amount at risk. The rates shown in the table may not be representative of the charge a particular Owner may pay. The amount you pay for the cost of insurance is effectively reduced by the dividends we currently pay on your Policy. You may ask your Financial Representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends.”)

[5]

The charge is applied to the Policy Debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios offered by Northwestern Mutual Series Fund, Inc., Fidelity® Variable Insurance Products, and the Russell Investment Funds that are available for investment under the Policies. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2008. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.20%	1.27%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.21%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2008. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.21%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2008, except as otherwise set forth in the notes to the table, and, with respect to the Russell Investment Funds, the expenses of which have been restated to reflect lower assets under management and expenses expected to be incurred for the fiscal year ending December 31, 2009.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Funds, Inc.
Growth Stock Portfolio	0.42%	0.00%	0.01%	0.00%	0.43%	0.00%		0.43%
Focused Appreciation Portfolio(1)	0.77%	0.00%	0.01%	0.00%	0.78%	0.00%		0.78%
Large Cap Core Stock Portfolio	0.43%	0.00%	0.01%	0.00%	0.44%	0.00%		0.44%
Index 500 Stock Portfolio	0.20%	0.00%	0.00%	0.00%	0.20%	0.00%		0.20%
Domestic Equity Portfolio(1)	0.56%	0.00%	0.01%	0.00%	0.57%	0.00%		0.57%
Equity Income Portfolio(1)	0.65%	0.00%	0.02%	0.00%	0.67%	0.00%		0.67%
Mid Cap Growth Stock Portfolio	0.52%	0.00%	0.01%	0.00%	0.53%	0.00%		0.53%
Index 400 Stock Portfolio	0.25%	0.00%	0.01%	0.00%	0.26%	0.00%		0.26%
Mid Cap Value Portfolio(1)	0.85%	0.00%	0.04%	0.00%	0.89%	0.00%		0.89%
Small Cap Growth Stock Portfolio	0.55%	0.00%	0.02%	0.00%	0.57%	0.00%		0.57%
Small Cap Value Portfolio(1)	0.85%	0.00%	0.02%	0.00%	0.87%	0.00%		0.87%
International Growth Portfolio(1)	0.67%	0.00%	0.14%	0.01%	0.82%	(0.01%	)	0.81%
International Equity Portfolio(2)	0.66%	0.00%	0.05%	0.00%	0.71%	(0.06%	)	0.65%
Money Market Portfolio(3)	0.30%	0.00%	0.04%	0.00%	0.34%	0.00%		0.34%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
High Yield Bond Portfolio	0.46%	0.00%	0.01%	0.00%	0.47%	0.00%		0.47%
Balanced Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Asset Allocation Portfolio(4)	0.53%	0.00%	0.07%	0.00%	0.60%	(0.06%	)	0.54%

Fidelity® Variable Insurance Products
Mid Cap Portfolio(5)	0.56%	0.25%	0.12%	0.00%	0.93%	0.00%		0.93%

Variable Life Prospectus

	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.18%	0.00%	0.91%	0.00%		0.91%
Aggressive Equity Fund(6)	0.90%	0.00%	0.34%	0.00%	1.24%	(0.06%	)	1.18%
Real Estate Securities Fund	0.80%	0.00%	0.18%	0.00%	0.98%	0.00%		0.98%
Non-U.S. Fund(6)	0.90%	0.00%	0.36%	0.01%	1.27%	(0.06%	)	1.21%
Core Bond Fund(6)	0.55%	0.00%	0.23%	0.00%	0.78%	(0.07%	)	0.71%

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has entered into written expense limitation agreements under which it has contractually agreed to limit the total expenses of the below Portfolios to the following annual rates of each Portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2010.

Portfolio	Expense Limitation
Focused Appreciation Portfolio	0.90%
Domestic Equity Portfolio	0.75%
Equity Income Portfolio	0.75%
Mid Cap Value Portfolio	1.00%
Small Cap Value Portfolio	1.00%
International Growth Portfolio	1.10%

(2)

International Equity Portfolio—MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% of the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2010.

(3)

Money Market Portfolio—MSA has agreed to waive its entire management fee on a temporary basis. This voluntary fee waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time.

(4)

Asset Allocation Portfolio—MSA has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on Portfolio assets from $100 million to $250 million and 0.35% on Portfolio assets in excess of $250 million. In addition, MSA has entered into a written expense limitation agreement to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets. These fee waiver agreements may be terminated at any time after April 30, 2010.

(5)

Fidelity Management & Research Company, the adviser to the Fidelity Variable Insurance Products Portfolios has voluntarily agreed to reimburse the Portfolio’s Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) exceed 1.10% of the class’ average net assets. This arrangement may be discontinued at any time.

(6)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2010, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except at the Board’s discretion.

The Company

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceeded $154.8 billion as of December 31, 2008. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policies, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policies. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments.

Variable Life Prospectus

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division's own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•

transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•

transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing.

Variable Life Prospectus

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., American Century Investment Management, Inc. and Janus Capital Management LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios as indicated below. Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectus for the Northwestern Mutual Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P® MidCap 400 Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	N/A
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC; Franklin Templeton Investments (Asia) Limited
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative. Notwithstanding the preceding statements, under the Treasury’s Temporary Guarantee Program for money market funds, Money Market Portfolio shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 if the net asset value for the money market portfolio falls below $0.995 per share. In such case, Owners would be affected to the extent they have Invested Assets allocated to the Money Market Division. The Program is set to expire on September 19, 2009. More information can be found in the attached prospectus for the Money Market Portfolio.
**	High yield bonds are commonly referred to as junk bonds.

Variable Life Prospectus

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products III. The Separate Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc. & Fidelity Research & Analysis Company

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease a Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Variable Life Prospectus

Information About the Policies

We are no longer issuing these Policies.

This prospectus describes the material provisions of the Policies. Since it is not intended to address all situations, the actual provisions of your Policy will control. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

Premiums

For Whole Life Policies and, except as explained below, for Extra Ordinary Life Policies, premiums are level, fixed and payable in advance during the Insured’s lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. The amount of the premium depends on the amount of insurance for which the Policy was issued and the Insured’s age and underwriting classification. The amount of the premium also reflects the sex of the Insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the Owner not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make Premium Payments through an automatic payment plan arranged with your bank.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate, and (2) cover the administrative costs to process the additional Premium Payments. You may obtain information from your Northwestern Mutual Financial Representative about annual percentage rate (APR) calculations for premiums paid other than annually. The APR calculation is also available through www.nmfn.com.

If the Insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We will not accept cash, money orders, traveler’s checks or “starter” checks received at the Home Office. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.

Whole Life Policy    The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance.

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Premiums	Excess of 12 Monthly Premiums Over Annual Premium
	SELECT
15	$50,000	$382.50	$33.60	$403.20	$20.70
35	100,000	1,536.00	135.10	1,621.20	85.20
55	100,000	3,766.00	331.10	3,973.20	207.20
	STANDARD PLUS
15	$50,000	$406.00	$35.60	$427.20	$21.20
35	100,000	1,683.00	148.10	1,777.20	94.20
55	100,000	4,125.00	363.10	4,357.20	232.20
	STANDARD
15	$50,000	$491.50	$43.10	$517.20	$25.70
35	100,000	1,912.00	168.10	2,017.20	105.20
55	100,000	4,587.00	404.10	4,849.20	262.20

Variable Life Prospectus

Extra Ordinary Life Policy    The following table for Extra Ordinary Life Policies shows representative annual premiums for male select, standard plus and standard risks for various amounts of insurance. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the Minimum Death Benefit, which we guarantee for the lifetime of the Insured, and the Extra Life Protection, which we guarantee for a shorter period. (See “Death Benefit” and “Extra Ordinary Life Policy.”)

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Payments	Excess of 12 Monthly Premiums Over Annual Premium
	SELECT
15	$50,000	$261.50	$23.10	$277.20	$15.70
35	100,000	1,014.00	89.10	1,069.20	55.20
55	100,000	2,612.00	230.10	2,761.20	149.20
	STANDARD PLUS
15	$50,000	$285.00	$25.10	$301.20	$16.20
35	100,000	1,161.00	102.10	1,225.20	64.20
55	100,000	2,971.00	261.10	3,133.20	162.20
	STANDARD
15	$50,000	$357.50	$31.60	$379.20	$21.70
35	100,000	1,377.00	121.10	1,453.20	76.20
55	100,000	3,425.00	301.10	3,613.20	188.20

Single Premium Life Policy    The Single Premium Life Policy was available only for applicants who met select or standard plus underwriting criteria as we determined. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to Insureds in the standard plus classification.

The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of insurance:

Age at Issue	Face Amount of Insurance	Gross Single Premium
15	$10,000	$1,498.40
35	25,000	6,443.25
55	50,000	23,502.00

Grace Period

For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you do not pay the premium within the grace period, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as extended term or paid-up insurance (see “Extended Term and Paid-Up Insurance”), or the Automatic Premium Loan provision is currently in effect (see “Policy Loans and Automatic Premium Loans”) to pay any overdue premiums and the premium due is less than the maximum amount allowable. If the Insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the Insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

Allocations to the Separate Account

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Separate Account on the Policy Date and on the Policy Anniversary each year. The net annual premium is the annual premium less the deductions described below.

You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the Divisions. If you direct any portion of a premium to a Division, the Division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Separate Account on the next Policy Anniversary, even if you are paying premiums other than on an annual basis. Eligible Owners may also submit allocation requests via Northwestern Mutual Express (1-800-519-4665) or via our website at www.nmfn.com.

For a Single Premium Policy we placed the entire single premium, less an administrative charge of $150, in the Separate Account on the Policy Date, and we apportioned the amount among the Divisions as you determined.

You may apportion the Separate Account assets supporting your Policy among as many as six Divisions at any time.

Transfers Between Divisions    Subject to the short-term and excessive trading limitations described below, you may change your allocation between Divisions and transfer accumulated amounts from one Division to another so long as you are invested in no more than six Divisions at a time. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change your allocation among Divisions. Your Financial Representative may provide us with instructions on your

Variable Life Prospectus

behalf involving the allocation and transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

We will make the transfer based upon the net valuation of units in the affected Division after our receipt of your request for transfer at our Home Office, provided it is in good order. “Good order” means that your request meets all the requirements necessary for us to process it. You may request the transfer in writing at our Home Office, via Northwestern Mutual Express (1-800-519-4665) or, if eligible, via our website at (www.nmfn.com). The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's or your agent's or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.

If we receive your request in good order for transfer before the close of trading on the NYSE (typically, 4:00 pm Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Although no fee is presently charged, we reserve the right where allowed by state law to charge a fee that will cover the administrative costs of transfers. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Transfer requests must be in whole percentages and in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. When a transfer is made from any Division, the resulting allocation of Invested Assets must be in whole percentages in all Divisions that have any Invested Assets as a result of the transfer.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An Owner who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary.

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject

Variable Life Prospectus

to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Deductions and Charges

The Net Premiums we place in the Separate Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The Net Premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for Insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Separate Account. There is also a charge for taxes. (See “Charges Against the Separate Account Assets.”) In addition, the funds in which the Separate Account assets are invested pay an investment advisory fee and certain other expenses. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

Deductions from Premiums for Whole Life and Extra Ordinary Life Policies    The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.

For the first Policy Year there was a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This was for the costs of processing applications, medical examinations, determining insurability and establishing records.

There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Owners.

There is a deduction each year for sales costs. This amount may be considered a “sales load”. The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy Year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for Insureds who qualify as select risks and does not include any extra premium amounts for Insureds whom we place in other underwriting classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection; the amount of term insurance included in the Extra Life Protection affects the dividends payable on the Extra Ordinary Life Policies.

The amount of the deduction for sales costs for any Policy Year is not specifically related to sales costs we incur for that

Variable Life Prospectus

year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are in force. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Separate Account for the mortality and expense risks we assume. (See “Charges Against the Separate Account Assets.”) To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from 0% to 3.5% of life insurance premiums. The 2% rate is an average.

Provided that all premiums are paid when due, we guarantee that the Death Benefit, before adjustments, for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Separate Account and that, for an Extra Ordinary Life Policy, the Death Benefit, before adjustments, will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction equal to 1.5% of each basic premium to compensate us for the risk that the Insured may die at a point in time when the Death Benefit that would ordinarily be paid is less than this guaranteed minimum amount.

For an Extra Ordinary Life Policy there is a deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the Insured and duration of the Policy, and we expect it to be in the range of approximately 7-17% of the gross annual premium. Future dividends are not guaranteed. (See “Annual Dividends.”)

The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Separate Account at the beginning of each Policy Year after the deductions described above:

Whole Life

	Male Age 35 - Select Risk Annual Premium
Beginning of Policy Year	$500	$1,000	$5,000
1	$154.28	$320.16	$1,647.28
2 through 4	402.11	834.48	4,293.51
5 and later	416.05	863.41	4,442.36

	Male Age 35 - Standard Risk Annual Premium
Beginning of Policy Year	$500	$1,000	$5,000
1	$123.37	$256.03	$1,317.30
2 through 4	321.57	667.33	3,433.44
5 and later	332.71	690.46	3,552.48

Extra Ordinary Life

	Male Age 35 - Select Risk Annual Premium
Beginning of Policy Year	$500	$1,000	$5,000
1	$134.23	$278.56	$1,433.21
2 through 4	369.62	767.07	3,946.64
5 and later	383.58	796.05	4,095.74

	Male Age 35 - Standard Risk Annual Premium
Beginning of Policy Year	$500	$1,000	$5,000
1	$97.92	$203.21	$1,045.54
2 through 4	269.65	559.59	2,879.11
5 and later	279.83	580.73	2,987.88

Deductions for Single Premium Life Policies    For a Single Premium Life Policy, the only deduction from the single premium was an administrative charge of $150. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. (See “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies.”) We placed the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Separate Account when we issued the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.

For a Single Premium Life Policy during the first ten Policy Years, the Cash Value payable on surrender of the Policy was reduced by a deduction for sales costs. The deduction during the first Policy Year was not more than 9% of the Policy’s tabular Cash Value. (See “Cash Value.”) The deduction decreased over time until it was eliminated at the end of the tenth Policy Year. We intended the deduction to recover the costs we incurred in distributing Single Premium Life Policies which were surrendered in their early years. The deduction was never be more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.

The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy Years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.

Policy Year End When Policy Is Surrendered	Deduction as % of Tabular Cash Value
1	7.9%
2	7.1
3	6.3
4	5.4
5	4.6
6	3.7
7	2.8
8	1.9
9	0.9
10 and subsequent years	0

Charges Against the Separate Account Assets    There is a daily charge to the Separate Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .50% of the assets of the Separate Account. The mortality risk is that Insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. The actual mortality and expense experience under the Policies will be a factor used in determining dividends. (See “Annual Dividends.”)

Variable Life Prospectus

The Policies provide that we may make a charge for taxes against the assets of the Separate Account. Currently, we are making a daily charge for income taxes we incur at the annual rate of .05% of the assets of the Separate Account. We may increase, decrease or eliminate the charge for taxes in the future to reflect the portion of our actual tax expenses which is fairly allocable to the Policies.

We will realize a gain from these charges to the extent they are not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. (See “Fee and Expense Tables—Range of Total Annual Portfolio Operating Expenses” and attached mutual fund prospectuses.)

Guarantee of Premiums, Deductions and Charges

We guarantee that the premiums, the amounts we deduct from premiums, and the charge for mortality and expense risks will not increase over time. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the total Death Benefit would otherwise fall below the initial amount of insurance. (See “Extra Ordinary Life Policy.”)

Death Benefit

If the Company pays the Death Benefit in a lump sum and the amount meets our criteria, the Company will pay the Death Benefit by establishing an interest-bearing account, called the Northwestern Access Fund, for beneficiaries in the amount of the Death Benefit less any Policy Debt. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company’s General Account. The Northwestern Access Fund is part of the Company’s General Account. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

If a payment plan was not previously elected by the Owner and in lieu of a lump sum payment, Death Benefits, less any Policy Debt, may be paid under a payment plan selected by your beneficiary after the death of the Insured. Available payment plans include an interest income plan, installment income plans, and life income plans. The Owner may elect the payment plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. A payment plan that is elected by the Owner will take effect on the date of death of the Insured if the notice of election is received in our Home Office while the Insured is living. In all other cases, the payment plan will take effect on the date of receipt of the notice of election. If no payment plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the Insured.

The amount payable under the Death Benefit will be reduced by the amount of any Policy Debt. Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.

The Death Benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the Insured so long as you pay premiums when they are due and no Policy Debt is outstanding. The remainder of the Death Benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions which you have purchased with dividends is also included in the total Death Benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy Years. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. (See “Whole Life Policy and Single Premium Life Policy” and “Extra Ordinary Life Policy.”)

Variable Insurance Amount    The variable insurance amount reflects, on a cumulative basis, the investment experience of the Divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy Anniversary. For the first Policy Year the variable insurance amount was zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the Death Benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the Death Benefit will increase.

In setting the premium rates for each Policy we have assumed that investment results will cause the Separate Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy Year, the variable insurance amount will neither increase nor decrease on the following Policy anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.

Variable Life Prospectus

The method for calculating the changes in the Death Benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the Attained Age of the Insured for each Policy Year. For a Whole Life Policy, the changes in the Death Benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the Insured’s age on the Policy Anniversary.

Because the variable insurance amount is adjusted only on the Policy Anniversary, we bear the risk that the Insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forgo the benefit and we will realize a gain. However, if on the date of death of the Insured the value of the Policy, considered as a net single premium, would buy more Death Benefit than the amount otherwise determined under the Policy, we will pay this increased Death Benefit.

The cost of life insurance increases with the advancing age of the Insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the Death Benefit in the later Policy Years. In general, however, the effect of investment results on the Death Benefit will tend to be greater in the later Policy Years because the amount of assets invested for the Policy will tend to increase as the Policy remains in force.

The cost of providing insurance protection under a Policy is reflected in the Cash Value of the Policy. (See “Cash Value.”) The cost is actuarially computed for each Policy each year, based on the Insured’s Attained Age, the 1980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the Death Benefit for the Policy minus the sum of the Cash Value and any Policy Debt. The cost of insurance differs each year because the probability of death increases as the Insured advances in age and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all Insureds are in the select underwriting classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience. Our revenues attributable to this charge may exceed our costs attributable to this charge.

Whole Life Policy and Single Premium Life Policy    For a Whole Life Policy or a Single Premium Life Policy the Death Benefit is the face amount of the Policy plus any positive variable insurance amount in force. We adjust the Death Benefit on each Policy Anniversary when we determine the variable insurance amount for the following year. The total Death Benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends. The Death Benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due. For a Single Premium Life Policy the Death Benefit will not be less than the face amount. The amount payable at death is reduced by the amount of any Policy Debt outstanding.

Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the Death Benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total Death Benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, and for which the premium for the entire lifetime of the Insured has been paid. Paid-up additions have Cash Value and loan value.

Extra Ordinary Life Policy    The Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection in force. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy is issued. We guarantee the Minimum Death Benefit for the lifetime of the Insured so long as you pay premiums when they are due. The amount of Extra Life Protection is initially 40% of the total amount of insurance. It may increase but it will not decrease below the initial amount during the guaranteed period, so long as you pay premiums when they are due, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value. The amount payable at death is reduced by any Policy Debt outstanding.

Extra Life Protection consists of one year term insurance, positive variable insurance amount and paid-up additions which have been purchased with dividends. Term insurance is life insurance which pays a Death Benefit only if the Insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the Insured. It has no cash surrender value or loan value. The variable insurance amount and paid-up additions have been described above; see “Variable Insurance Amount” and “Whole Life Policy and Single Premium Life Policy.”

Initially the entire amount of Extra Life Protection is one year term insurance. As the Policy remains in force, one year term insurance is reduced by any positive variable insurance amount and paid-up additions, so that the term insurance is reduced to the amount that will maintain the total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.

We guarantee that the amount of Extra Life Protection will not be reduced during the guaranteed period, regardless of the Separate Account’s investment experience or the amount of

Variable Life Prospectus

any dividends paid on the Policy, so long as you pay premiums when they are due, no Policy Debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value. The length of the guaranteed period depends on the age of the Insured when we issued the Policy, and ranges from 37 years at age 15 to 7 years at age 75. At age 35 the guaranteed period is 27 years. The length of the guaranteed period is set forth in your Policy.

For an Insured age 40 or younger, the sum of positive variable insurance amount plus paid-up additions will exceed the initial amount of Extra Life Protection at or before the end of the guaranteed period if the mutual fund assets which support the Policy produce a gross investment rate of return of 8% or better and dividends are at least equal to those we are paying on the current dividend scale. However, neither the actual investment results nor the dividends to be paid on the Policy are guaranteed. You may request an in-force illustration to illustrate the effect of various future rates of return on the amount of Extra Life Protection.

After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy Anniversary, we may reduce the amount of term insurance for the Policy Year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance in force. The maximum premium rate is set forth in the Policy. Your right to continue the Extra Life Protection will terminate as of the first Policy Anniversary when you fail to pay the additional premium when due.

The total Death Benefit is not affected by either investment results or the amount of dividends paid, so long as the Policy is within the guaranteed period of Extra Life Protection unless the term insurance has been eliminated by positive variable insurance amount and paid-up additions. But the components of Extra Life Protection are affected by both factors. Good investment results and increases in dividends increase the likelihood that the total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the total Death Benefit to fall below the amount of insurance which was initially in force, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due.

We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their Cash Value, the term insurance in force will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to continue the amount of Extra Life Protection will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain in force.

Cash Value

The Cash Value of a Policy is equal to the amount you are eligible to receive when you surrender the Policy. The Cash Value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. Calculation of the Cash Value for any date requires three steps. First, we note the amount shown for the last Policy Anniversary in the table of Cash Values at the front of the Policy and we adjust it for the time elapsed since the last Policy Anniversary. The tabular Cash Values are based on the assumed net investment rate of 4%, the 1980 Commissioners Standard Ordinary Mortality Table and the deductions from the premiums. (See “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies.”) For the Single Premium Life Policy, we add the net single premium for the variable insurance amount to the tabular Cash Value. See the discussion of net single premiums under “Variable Insurance Amount.” If the variable insurance amount is negative, the net single premium is a negative amount. A table of net single premiums for the Insured at each Policy Anniversary is in the Policy. Third, we adjust the algebraic sum of the tabular Cash Value and the net single premium for the variable insurance amount to reflect investment results from the last Policy Anniversary to the date for which the calculation is being made. The Cash Value is increased by the value of any paid-up additions which have been purchased with dividends.

If a portion of the premium for the current Policy Year has not been paid, the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced.

The Cash Value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will be reduced by the amount of any Policy Debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00 pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may surrender a Policy for the Cash Value at any time during the lifetime of the Insured. Alternatively, you may use the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. (See “Extended Term and Paid-Up Insurance.”) Surrender proceeds may be paid under a payment plan requested by an Owner at the time of surrender. Available payment plans include an interest income plan, installment income plans, and life income plans.

You may request a Death Benefit reduction, so long as the Policy’s Death Benefit after reduction meets the regular minimum size requirements. A proportionate refund of the Policy’s Cash Value will result from any Death Benefit

Variable Life Prospectus

reduction. The refund of Cash Value will first be applied toward any existing loan balance. The remainder of the Cash Value refunded will be returned to the Owner. The remaining Policy will be based on the age and underwriting classification of the Insured at the time of issuance of the original Policy. We will allocate reductions among the Divisions in proportion to the amounts in the Divisions.

Annual Dividends

The Policies are eligible to share in the divisible surplus, if any, of the Company. This divisible surplus is determined each year. A Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is in force as extended term insurance. Decisions concerning the amount and appropriate allocation of divisible surplus are within the sole discretion of the Company’s Board of Trustees. There is no guaranteed method or formula for the determination of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on a Policy is not guaranteed.

Dividend illustrations published at the time a life insurance policy is issued generally reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results.

If you receive dividends, you may use them to purchase variable paid-up additions, unless the Policy is in force as reduced fixed paid-up insurance. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest; but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. (See “Extra Ordinary Life Policy.”) We hold dividends you leave to accumulate with interest in our General Account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3.5%. If a Whole Life Policy or an Extra Ordinary Life Policy is in force as reduced fixed benefit paid-up insurance, dividends may be used to purchase fixed benefit paid-up additions. (See “Extended Term and Paid-Up Insurance.”)

Policy Loans and Automatic Premium Loans

Described below are certain terms and conditions that apply when you borrow amounts under the Policy. For information on the tax treatment of loans, see “Tax Treatment of Policy Benefits” and consult with your tax advisor.

Policy Loans    You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. Eligible Owners may also submit loan requests via the Variable Life Service Center (1-866-424-2609). Written and telephone requests will be processed based on the date and time they are received in the Home Office, provided the request is received in good order. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus.

Automatic Premium Loans    If you have chosen the Automatic Premium Loan provision or it is currently in effect for your Policy, a premium loan, which is a form of Policy loan, will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan. A confirmation statement will be sent each time an automatic premium loan occurs.

Interest on a loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the loan. If the Cash Value decreases to zero, the Policy will terminate unless a sufficient portion of the loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

General Loan Terms    You select the loan interest rate. A specified annual effective rate of 8% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.

We will take the amount of a loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .85% for the 8% specified loan interest rate and .85% for the variable loan interest rate. For example, the earnings rate corresponding to the specified 8% loan interest rate is currently 7.15%. A loan, even if you repay it, will have a permanent effect on the Policy’s variable insurance amount and Cash Value because the amounts you have borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions of the Separate Account.

The amount payable at death will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Variable Life Prospectus

You may repay a loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned. If we receive your payment before the close of trading on the NYSE, we will credit payments as of the date we receive them and we will transfer those amounts from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the same date.

Extended Term and Paid-Up Insurance

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid when due or within the 31-day grace period (see “Grace Period”), and you have not chosen the Automatic Premium Loan (APL) provision or do not have sufficient loan value to pay the premium, (see “Policy Loans and Automatic Premium Loans”), the Cash Value will purchase extended term insurance, or, at your request, a reduced amount of either fixed or variable benefit paid-up insurance.

If you use the Cash Value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance, we will transfer the amount of the Cash Value from the Separate Account to our General Account at the conclusion of the 31 day grace period. Thereafter the Policy will not participate in the Separate Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement.”) You may select variable benefit paid-up insurance only if the Policy has at least $1,000 of Cash Value.

You must select paid-up insurance within three months after the due date of the first unpaid premium. We determine the amount of paid-up insurance by the amount of Cash Value and the age and sex of the Insured, using the table of net single premiums at the Attained Age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains in force for the lifetime of the Insured unless the Policy is surrendered or the Cash Value is reduced to zero because of a Policy loan.

If the Policy remains in force as extended term insurance, the amount of insurance will equal the Death Benefit prior to the date the premium was due, less any Policy Debt. The amount of Cash Value and the age and sex of the Insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a Cash Value but no loan value.

Reinstatement

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid at the end of the grace period, the Policy will lapse. The Policy may be reinstated after lapse within five years after the premium due date. The Insured must provide satisfactory evidence of insurability and any premium or other payments due, including any applicable interest. We may require substantial payment. Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. In addition, following the reinstatement the Policy will have the same Death Benefit and amount in each Division as if all premiums had been paid when due. We will make an adjustment for any Policy Debt or the debt may be reinstated. A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments after Surrender

While Owners have no right to reinvestment after a surrender, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into a Policy in the form of returned surrender proceeds in connection with a request to void a surrender if the request is received by the Company within a reasonable time after the surrender proceeds are mailed. These payments may be processed without a sales load in the case of a Whole Life Policy or an Extra Ordinary Life Policy. The period for which we will accept requests for the return of surrender proceeds after a surrender may vary in accordance with our administrative procedures. The returned surrender proceeds will be reinvested at the unit value next determined for each Division after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of surrender proceeds, satisfactory evidence of insurability, and any premium due. Proceeds will be applied to the same Division from which the surrender was made. Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender proceeds will have the same Death Benefit as if the proceeds had not been surrendered, except the values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Right to Exchange for a Fixed Benefit Policy

It is currently Company practice to allow you to exchange your Policy for a policy that does not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). The Fixed Benefit Policy will be on the life of the same Insured and will have the same initial guaranteed Death Benefit, Policy Date, and Issue Age. The premiums and Cash Value will be the same as those for fixed benefit policies that we issue on the issue date of the Fixed Benefit Policy. The

Variable Life Prospectus

exchange will be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange. We may modify or terminate this accommodation at any time, with or without notice.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser or if there is a material change in the investment objectives or restrictions of a Portfolio. We will give you notice of any such change and you will have 60 days to make the exchange.

Modifying a Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify a Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the Owner of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

Beneficiary     The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the application. You may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or two years from the effective date of a reinstatement.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Optional Benefits    If available in your state, there are two optional benefits available for purchase under the Whole Life Policy or Extra Ordinary Life Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit.

Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that come due during the total disability of the Insured if the disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the disability occurs after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit waives the payment of all premiums that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability.

If you selected one or both of these optional benefits, you are subject to a separate charge. (See “Periodic Charges Other than Fund Operating Expenses.”) Any charge will continue to be assessed as long as the benefit remains in force. Once the Policy has been issued, an optional benefit may be issued only upon mutual agreement.

Benefit Payment Plans    The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment    So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If a Whole Life Policy or an Extra Ordinary Life Policy is continued in force as extended term or reduced fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment of surrender proceeds is deferred for 30 days or more, we will pay interest at an annual effective rate of 4%.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender proceeds, Cash Value resulting from a Death Benefit reduction, Death Benefit or loan proceeds or payment plan benefits until the check or draft has been honored.

Variable Life Prospectus

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, Death Benefit reduction, surrender, loans, or Death Benefits, until instructions are received from the appropriate legal authority. We may also be required to provide additional information about an Owner and an Owner’s account to government authorities.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports and Financial Statements

For each Policy Year you will receive a statement showing the Death Benefit, Cash Value and any Policy loan (including interest charged) as of the Policy anniversary. We will also send you a confirmation statement when you transfer among Divisions, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show your apportioned amounts among the Divisions. If the Policy is in force as extended term or fixed benefit paid-up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Cash Value and any Policy loan.

Annually, we will send you a report containing financial statements of the Separate Account and semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or the Statement of Additional Information, call 1-866-424-2609.

Special Policy for Employers

The premium for the standard Policy is based in part on the sex of the Insured. The standard annuity rates for payment plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. However, if your Policy was issued in connection with an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. You are urged to review any questions in this area with qualified counsel.

Householding

To reduce costs, we may send only a single copy of prospectuses and reports to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of prospectuses and reports by calling us at 1-866-424-2609.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your Policy number and your Personal Identification Number (PIN). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review Policy values, make transfers among Divisions, change the allocation and obtain Division performance information. With your User ID and password, you can also visit our website (www.nmfn.com) to access fund performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also transfer accumulated amounts among Divisions and change the allocation of future contributions online. For enrollment information, please visit our website (www.nmfn.com). If you have questions about surrendering your Policy, please call

Variable Life Prospectus

your Financial Representative or the Variable Life Service Center at 1-866-424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Allocation Models

Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend or terminate the models at any time.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the amount payable at death and Cash Value would vary based on hypothetical future investment results.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, amount payable at death, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General    The following discussion provides a general description of federal income tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury and the Internal Revenue Service (“IRS”). We do not intend this discussion as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the Death Benefit is a sufficient multiple of the Policy Value. We have designed your Policy to comply with these rules. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the 1980 Commissioner’s Standard Ordinary (CSO) mortality tables. For Policies materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because, in some circumstances, Policies issued based on the 1980 CSO mortality tables will not satisfy the definitional tests using the 2001 CSO mortality tables, you may not be permitted to make certain changes to your Policy (as defined by IRS Notices 2004-61 and 2006-95).

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by

Variable Life Prospectus

the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance.”)

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), as a general rule, the proceeds from a surrender or withdrawal will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends, whether paid in cash, applied to the Policy, used to purchase additional insurance or to pay premiums, are taxed as withdrawals with a resulting reduction in basis. However, the reduction in the basis of the Policy is offset by a corresponding increase in basis when the dividend is applied to the Policy and not paid in cash. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to the extended term insurance, the loan will be repaid from Cash Value of the Policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or it would be added to the Policy loan, causing the Policy to terminate and any income tax due on the loan amount to be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy or an annuity contract covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured). After 2009, the Code allows certain policies to be exchanged for long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis). Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts (MEC)    A Policy may be classified as a MEC if the cumulative premiums paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium that is considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy Years after entering into the Policy (or within seven years after a material change) or, in the case of joint life Policies, the lifetime of either Insured, for example, by requesting a decrease in the amount of insurance coverage, by making a withdrawal, by taking any other action resulting in a surrender of Cash Value to you according to the terms of your Policy, by electing the fixed-paid up option, if available, under your Policy or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under

Variable Life Prospectus

the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    The amount of the Death Benefit will generally be includible in the Owner’s estate for federal estate tax purposes and any applicable state inheritance tax. If your Policy is a joint life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

Section 2010 of the Code provides a $3.5 million estate tax exclusion for 2009. The exemption amount for gift tax purposes is $1 million for 2007 to 2010. The top estate, gift and generation skipping transfer tax rate is 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax rate is reduced to 35%. Unless these rules are extended or made permanent, they will be sunsetted or repealed in 2011 and the rules in effect in 2001 ($1 million exclusion amount and 50% maximum tax rate) will be reinstated. It is generally believed that the estate and generation skipping tax repeal will not be made permanent but that further changes may be made.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $100,000 annually (increased for cost of living after 2006) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer.

On September 11, 2007, the Treasury and IRS issued IRS Notice 2007-61 that established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the estate tax rate. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

Variable Life Prospectus

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. IRS Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

The Treasury and IRS regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress is also considering limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides a safe harbor formula for valuing variable life insurance under which the value is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy Year. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Taxpayers are required by regulation to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Variable Life Prospectus

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Whole Life or Extra Ordinary Life Policy is 55% of the premium during the first Policy Year; 9% of the premium in Policy Years 2-3; 6% of the premium in Policy Years 4-7; 3% of the premium in Policy Years 8-10; and 2% of Premium Payments thereafter. For the Single Premium Life Policy, commissions were 2.75% of the premium. We may pay new registered representatives differently during a training period. The entire amount of the sales commissions is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Glossary of Terms

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Fund is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Variable Life Prospectus

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INSURED

The person named as the Insured on the application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code.

NET PREMIUM

The amount of Premium Payment remaining after Premium charges have been deducted.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown in the Policy from which the following are computed, among other things:

1. Policy Year;

2. Policy Anniversary;

3. the Issue Age of Insured; and

4. the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The sum of Invested Assets and Policy Debt less applicable charges.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy, which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

Variable Life Prospectus

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-424-2609. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for your Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and cash surrender value for the Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

Variable Life Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

VARIABLE LIFE

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

We no longer issue the three Policies described in this Statement of Additional Information. The

Policies we currently offer are described in separate Prospectuses and Statements of Additional

Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with, the prospectus for the Policies identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-424-2609.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2008, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

778476-VLI

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies

Year	Amount
2008	$43,654,229
2007	$56,984,188
2006	$61,533,181

NMIS also provides certain services related to the administration of payment plans under the Policies pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2008, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2008, and for the year then ended are hereby incorporated by reference to Form N-30B-2 for the Account, File No. 811-3989, filed on March 6, 2009. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling 1-866-424-2609.

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2008	2007

Assets:
Bonds	$ 79,314	$ 76,842
Mortgage loans	21,677	20,833
Policy loans	12,884	11,797
Common and preferred stocks	5,744	9,525
Real estate	1,528	1,499
Other investments	9,185	8,749
Cash and temporary investments	4,807	2,547

Total investments	135,139	131,792

Due and accrued investment income	1,498	1,395
Income taxes recoverable	73	-
Net deferred tax assets	2,696	1,461
Deferred premium and other assets	2,361	2,195
Separate account assets	13,387	19,704

Total assets	$ 155,154	$ 156,547

Liabilities and Surplus:
Reserves for policy benefits	$ 117,954	$ 109,573
Policyowner dividends payable	4,555	5,024
Interest maintenance reserve	192	709
Asset valuation reserve	1,023	3,687
Income taxes payable	-	683
Other liabilities	5,642	5,061
Separate account liabilities	13,387	19,704

Total liabilities	142,753	144,441

Surplus	12,401	12,106

Total liabilities and surplus	$ 155,154	$ 156,547

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2008	2007	2006

Revenue:
Premiums	$ 13,551	$ 13,242	$ 12,149
Net investment income	7,835	7,568	7,073
Other income	537	545	511

Total revenue	21,923	21,355	19,733

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,071	5,544	4,979
Net additions to policy benefit reserves	8,491	7,904	7,304
Net transfers to (from) separate accounts	(102)	484	492

Total benefits	14,460	13,932	12,775

Commissions and operating expenses	2,070	2,009	1,894

Total benefits and expenses	16,530	15,941	14,669

Gain from operations before dividends and taxes	5,393	5,414	5,064

Policyowner dividends	4,547	5,012	4,628

Gain from operations before taxes	846	402	436
Income tax expense (benefit)	(304)	21	17

Net gain from operations	1,150	381	419
Net realized capital gains (losses)	(667)	619	410

Net income	$ 483	$ 1,000	$ 829

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2008	2007	2006

Beginning of year balance	$ 12,106	$ 11,684	$ 10,381

Net income	483	1,000	829

Change in net unrealized capital gains (losses)	(3,483)	(12)	581

Change in net deferred tax assets	(20)	165	337

Change in nonadmitted assets and other	(178)	(137)	70

Change in asset valuation reserve	2,664	(594)	(514)

Change in accounting principle	829	-	-

Net increase in surplus	295	422	1,303

End of year balance	$ 12,401	$ 12,106	$ 11,684

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2008	2007	2006

Cash flows from operating activities:
Premiums and other income received	$ 9,198	$ 9,495	$ 8,634
Investment income received	7,838	7,424	6,893
Benefit payments to policyowners and beneficiaries	(6,442)	(5,904)	(5,274)
Net transfers from (to) separate accounts	121	(474)	(482)
Commissions, expenses and taxes paid	(2,115)	(2,148)	(2,202)

Net cash provided by operating activities	8,600	8,393	7,569

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	42,698	64,980	51,695
Common and preferred stocks	5,527	6,099	6,088
Mortgage loans	1,811	2,940	3,413
Real estate	199	177	65
Other investments	1,669	1,175	1,693

	51,904	75,371	62,954

Cost of investments acquired:
Bonds	46,592	70,890	56,372
Common and preferred stocks	5,121	5,594	5,777
Mortgage loans	2,659	4,422	4,659
Real estate	118	151	107
Other investments	2,712	2,401	2,099

	57,202	83,458	69,014

Disbursement of policy loans, net of repayments	1,087	802	730

Net cash applied to investing activities	(6,385)	(8,889)	(6,790)

Cash flows from financing and miscellaneous sources:
Net inflows (outflows) on deposit-type contracts	(84)	198	69
Other cash provided (applied)	129	(40)	(87)

Net cash provided by (applied to) financing and other activities:	45	158	(18)

Net increase (decrease) in cash and temporary investments	2,260	(338)	761

Cash and temporary investments, beginning of year	2,547	2,885	2,124

Cash and temporary investments, end of year	$ 4,807	$ 2,547	$ 2,885

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are generally based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner agree that an alternative accounting practice would be more appropriate in the Company’s circumstances.

During 2008, the Company adopted new permitted practices regarding valuation of net deferred tax assets (see Note 10) and the Company’s equity method accounting for its investment in Frank Russell Company common stock (see Note 11).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3 and 14 regarding the statement value and fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance, which approximates fair value.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are reported using the equity method of accounting.

Other investments also include $107 million and $113 million of investments in oil and natural gas production at December 31, 2008 and 2007, respectively. These oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This method is permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

Other investments also include low income housing tax credit investments, leveraged leases and derivative financial instruments. See Note 3 for a description of the Company’s investments in leveraged leases and Note 4 regarding the Company’s use of derivatives.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, including a group annuity separate account used to fund certain of the Company’s employee and representative benefit plan obligations. Policyowners bear the investment performance risk associated with variable products unless otherwise guaranteed by the Company. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed rate group annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, estimated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

Nearly all life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance benefits. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative contract.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stocks, mortgage loans, policy loans and other investments. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments and interest costs associated with securities lending.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $43 million and $36 million at December 31, 2008 and 2007, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $143 million and $120 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $78 million, $78 million and $77 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $8 million, $7 million and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, common and preferred stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 for more information regarding investment impairments and other realized capital gains and losses.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 requires that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company's financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office ("SVO") of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield-to-maturity.

Disclosure of fair value for bonds is based primarily on values published by the SVO. In the absence of SVO-published values, fair value is based on quoted market prices of identical or similar assets, if available. For bonds without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

Statement value and fair value of bonds at December 31, 2008 and 2007 were as follows:

December 31, 2008	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)

U.S. Governments	$7,795	$1,555	$(4)	$9,346

States, territories and possessions	463	61	(7)	517

Special revenue and assessments	13,084	454	(44)	13,494

All foreign governments	1,313	319	-	1,632

Public utilities	6,821	94	(603)	6,312

Banks, trust and insurance companies	10,336	108	(1,485)	8,959

Industrial and miscellaneous	39,502	458	(5,484)	34,476

Total	$79,314	$3,049	$(7,627)	$74,736

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

December 31, 2007	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)

U.S. Governments	$6,081	$653	$(3)	$6,731

States, territories and possessions	244	39	(3)	280

Special revenue and assessments	13,408	146	(115)	13,439

All foreign governments	342	28	(2)	368

Public utilities	6,407	177	(94)	6,490

Banks, trust and insurance companies	11,146	260	(263)	11,143

Industrial and miscellaneous	39,214	834	(849)	39,199

Total	$76,842	$2,137	$(1,329)	$77,650

The increases in gross unrealized gains during 2008 on U.S. Governments and Special revenue and assessments bonds comprised primarily of residential mortgage-backed securities issued by government agencies were primarily due to significant declines in yields on debt backed by the full faith and credit of the U.S. Government. The increase in gross unrealized losses on other bonds during 2008 was due primarily to a significant increase in market credit spreads for both investment-grade and below investment grade bonds between December 31, 2007 and December 31, 2008, as well as the impact of rating downgrades, as discussed below. Credit spreads represent the yield premium in excess of risk-free market interest rates that market participants require for the perceived risks or uncertainties associated with the future contractual performance of a bond issuer. The credit and liquidity crisis in the U.S. and global financial markets during 2008 significantly increased the perceived risks and uncertainties of bond investors, which reduced market liquidity and increased market credit spreads for most bond investments to historically high levels.

Based on statement value, 89% of the Company’s bond portfolio was rated as investment-grade (i.e., rated “1” or “2” by the SVO) at each of December 31, 2008 and 2007. Statement value of bonds by NAIC rating category at December 31, 2008 and 2007 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Governments	$7,795	$-	$-	$-	$-	$-	$7,795

States, territories and possessions	363	100	-	-	-	-	463

Special revenue and assessments	12,904	180	-	-	-	-	13,084

All foreign governments	1,224	89	-	-	-	-	1,313

Public utilities	2,512	3,682	390	222	15	-	6,821

Banks, trust and insurance companies	6,694	2,914	266	273	134	55	10,336

Industrial and miscellaneous	17,226	14,680	3,168	2,813	1,535	80	39,502

Total	$48,718	$21,645	$3,824	$3,308	$1,684	$135	$79,314

December 31, 2007	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Governments	$6,081	$-	$-	$-	$-	$-	$6,081

States, territories and possessions	210	34					244

Special revenue and assessments	13,408	-	-	-	-	-	13,408

All foreign governments	281	61	-	-	-	-	342

Public utilities	2,304	3,379	284	385	55	-	6,407

Banks, trust and insurance companies	7,647	2,626	464	340	69	-	11,146

Industrial and miscellaneous	18,347	14,102	2,408	3,038	1,315	4	39,214

Total	$48,278	$20,202	$3,156	$3,763	$1,439	$4	$76,842

During 2008, certain bonds were subject to downgrades by the NAIC. As of December 31, 2008, the Company held bonds classified as below investment grade which had been classified as investment grade with a statement value of $788 million at December 31, 2007. These bonds experienced declines in fair value of $349 million as a result of these rating downgrades, as well as the widening of general credit spreads.

Statement value and fair value of bonds by contractual maturity at December 31, 2008 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$1,570	$1,550

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Due after one year through five years	14,768	13,879
Due after five years through ten years	22,914	20,251
Due after ten years	17,380	17,732

	56,632	53,412
Mortgage-backed and structured securities	22,682	21,324

Total	$ 79,314	$ 74,736

The table below summarizes the composition of the Company’s investments in mortgage-backed and structured securities at December 31, 2008. The investment grade designation is based on an NAIC rating of “1” or “2” as of December 31, 2008. These ratings are subject to change based upon subsequent evaluations of credit quality by the NAIC Securities Valuation Office or other rating agencies. On a statement value basis, over 98% of the Company’s investments in these securities are rated as investment grade as of December 31, 2008, with a significant concentration within residential mortgage-backed securities issued by government agencies:

	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)

Residential mortgage backed:

Government agencies	$ 13,570	$ 14,046	$ -	$ -	$ 13,570	$ 14,046

Other prime	1,806	1,650	-	-	1,806	1,650

Other non-prime	643	535	198	117	841	652

Commercial mortgage backed	2,753	1,760	62	7	2,815	1,767

Other asset backed	3,230	3,059	11	12	3,241	3,071

Collateralized debt obligations:

CMBS CDO’s	220	64	31	4	251	68

Consumer debt CDO’s	46	38	-	-	46	38

Other CDO’s	67	24	45	8	112	32

Total structured securities	$ 22,335	$ 21,176	$ 347	$ 148	$ 22,682	$ 21,324

On a statement value basis, 93% of the mortgage-backed and structured securities included in Investment Grade were rated “AAA” as of December 31, 2008. Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value due to declining yields on securities backed by the U.S. government during 2008. Wider credit spreads on securities not backed by the U.S. government resulted in market value declines for all other mortgage-backed and structured securities, with commercial mortgage-backed securities experiencing the most significant declines.

Rating information as of December 31, 2008 for commercial mortgage-backed securities, by year of origination, is provided in the following table:

Rating
	Aaa	Aa	A	Baa	Ba and below	Total

(in millions)

2007	$ 381	$ 253	$ 10	$ 57	$ 14	$ 715

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

2006	462	87	40	22	-	611
2005	330	36	35	96	33	530
2004	156	5	15	29	12	217
2003 & prior	397	177	74	91	3	742

Total	$1,726	$558	$174	$295	$62	$2,815

Common and Preferred Stocks

Common stocks are generally reported at fair value, which is based primarily on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices are not used, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. Fair value is based primarily upon values published by the SVO. In the absence of SVO-published values, fair value is based upon quoted market prices, if available. For preferred stocks without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. See Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO quality ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans and are reported at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method.

The maximum and minimum interest rates for mortgage loans originated during 2008 were 7.0% and 4.8%, respectively, while these rates during 2007 were 8.3% and 5.3%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral for mortgage loans originated during each of 2008 and 2007 was 63%, with a maximum of 100% for any single loan during each of 2008 and 2007. As of December 31, 2008 and 2007, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 66% and 58%, respectively. The increase in the loan-to-value ratio is primarily the result of declining fair values for the underlying collateral, based on current appraisals performed by the Company.

The following table provides information on the distribution of mortgage loan maturities as of December 31, 2008:

Statement Value
Due in one year or less	546
Due after one year through two years	1,797
Due after two years through five years	6,437
Due after five years through eight years	5,883
Due after eight years	7,014

21,677

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Real Estate

Real estate investments are reported at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The table below summarizes the geographical diversification of the Company’s investments in real estate by property type as of December 31, 2008:

	East	Midwest	South	West	Total
	(in millions)
Apartment	$ 277	$ 40	$ 27	$ 294	$ 638
Office	72	402	136	26	636
Industrial	12	-	54	172	238
Land	-	-	16	-	16

Total	$ 361	$ 442	$ 233	$ 492	$ 1,528

The Company occupies property included in Midwest Office investments above, which have aggregate statement values of $245 million at December 31, 2008.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are reported at the present value of future minimum lease payments plus the estimated residual value of the leased asset and included in other investments in the consolidated statement of financial position. At December 31, 2008 and 2007, the statement value of leveraged leases was $331 million and $335 million, respectively.

Impairments

On a quarterly basis, the Company performs a review of bonds, common and preferred stocks, mortgage loans, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and extent to which fair value has been less than cost, (2) the financial condition and near-term financial prospects of the issuer and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

For fixed maturity securities, emphasis is placed on evaluating the issuer’s ability to service all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or until maturity. The Company’s intent and ability to hold a security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return of the portfolio.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in market value and the likelihood such market value decline will recover. An investment in real estate is considered to be impaired when the fair value of the property is lower than depreciated cost. Securities, real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value.

Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property. Realized capital losses recognized due to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2008, 2007 and 2006 were $960 million, $156 million and $74 million, respectively.

The following table provides additional detail for the valuation adjustments for the years ended December 31, 2008, 2007 and 2006:

	For the year ended December 31,
	2008	2007	2006
Bonds, preferred and common stocks:	(in millions)

Financial industry	$ (366)	$ (26)	$ (9)
Structured securities	(157)	(1)	(1)
Energy sector	(98)	(31)	-
Consumer discretionary	(82)	(3)	(12)
Health care	(41)	(14)	(6)
Industrials	(30)	(6)	(6)
Technology	(25)	(1)	(3)
Other	(53)	(2)	(1)

Subtotal	(852)	(84)	(38)

Other investments:
Real estate and RE Funds	(88)	(46)	-
Energy holdings	(10)	-	-
Security partnerships	(10)	(26)	(36)

Subtotal	(108)	(72)	(36)

Total	$ (960)	$ (156)	$ (74)

The $852 million in security write downs during 2008 was comprised of $445 million of bonds, $231 million of common stocks, and $176 million of preferred stocks. The $157 million of structured securities write downs during 2008 was comprised of $63 million of consumer debt and other CDOs and $94 million of CMBS, including CMBS CDOs.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

In addition to the realized losses discussed above, $77 million, $53 million and $6 million of other-than-temporary impairments were recognized in the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2008, 2007 and 2006, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

Investment Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2008, 2007 and 2006 were as follows:

	For the year ended December 31, 2008			For the year ended December 31, 2007			For the year ended December 31, 2006

	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)

	(in millions)			(in millions)			(in millions)

Bonds	$ 518	$(1,757)	$(1,239)	$ 465	$ (327)	$ 138	$ 243	$ (497)	$ (254)
Common and preferred stocks	773	(1,342)	(569)	1,415	(246)	1,169	1,193	(241)	952
Mortgage loans	-	(2)	(2)	-	(10)	(10)	1	-	1
Real estate	82	(4)	78	65	-	65	18	-	18
Other investments	1,416	(1,205)	211	306	(568)	(262)	207	(357)	(150)

	$ 2,789	$(4,310)	(1,521)	$ 2,251	$(1,151)	1,100	$ 1,662	$(1,095)	567

Less: IMR gains (losses)			(705)			144			(261)
Less: Capital gains taxes (benefit)			(149)			337			418

Net realized capital gains (losses)			$ (667)			$ 619			$ 410

Realized losses include the impact of the other-than-temporary impairments discussed previously. The realized gain and loss activity within Other Investments is primarily due to derivative transactions. See Note 4. The remaining realized gain and loss activity is the result of normal trading activity undertaken to execute the Company’s overall portfolio strategy including asset/liability duration management, sector exposure, total return and tax optimization. During 2008, $439 million of realized losses were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $34 billion, $56 billion and $44 billion for the years ended December 31, 2008, 2007 and 2006, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2008, 2007 and 2006 were as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)

Bonds	$ (356)	$ 98	$ 58
Common and preferred stocks	(3,604)	(367)	466
Other investments	(831)	178	264

	(4,791)	(91)	788
Change in deferred taxes	1,308	79	(207)

Change in net unrealized capital gains (losses)	$ (3,483)	$ (12)	$ 581

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

The increase in net unrealized capital losses during 2008 was due primarily to declines in the fair value of common stocks and other investments that management considers to be temporary. Net unrealized capital losses included unrealized losses of ($460) million, ($386) million and ($312) million for the years ended December 31, 2008, 2007 and 2006, respectively, related to distributions to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries are reported as unrealized under the equity method of accounting until distributed to the Company, at which time net investment income is recognized and the previously unrealized gain is reversed.

Changes in net unrealized capital gains (losses) also included valuation adjustments for declines in fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2008 and 2007 were as follows:

December 31, 2008
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
(in millions)

Bonds	$ 29,909	$ 26,205	$ (3,704)	$ 16,589	$ 12,454	$ (4,135)
Common and preferred stocks	3,326	2,391	(935)	1,048	610	(438)

Total	$ 33,235	$ 28,596	$ (4,639)	$ 17,637	$ 13,064	$ (4,573)

December 31, 2007
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
(in millions)

Bonds	$ 13,098	$ 12,466	$ (632)	$ 17,873	$ 17,200	$ (673)
Common and preferred stocks	1,895	1,609	(286)	160	127	(33)

Total	$ 14,993	$ 14,075	$ (918)	$ 18,033	$ 17,327	$ (706)

At December 31, 2008, the amount of bonds for which fair value had temporarily declined increased due primarily to a significant increase in market credit spreads from December 31, 2007. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the review process described previously, management considers these declines in fair value, as well as declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances. Changes in the fair value of common stocks are reflected in surplus through unrealized gains/losses as a result of being reported at fair value in the financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and reported at amortized cost, less any valuation adjustments. At December 31, 2008 and 2007, the statement value of sub-prime investments was $8 million and $22 million, respectively, and the statement value of Alt-A investments was $826 million and $783 million, respectively. At December 31, 2008 and 2007, the fair value of sub-prime investments was $2 million and $21 million, respectively, and the fair value of Alt-A investments was $648 million and $771 million, respectively. As of December 31, 2008, the Alt-A investments were comprised primarily of a portfolio of non-prime Alt-A floaters issued in 2006 and 2007 in the statement amount of $303 million, substantially all first pay securities, and a portfolio of non-prime fixed rate pass-through and CMO securities of earlier vintages in the statement amount of $496 million. The non-prime Alt-A floater and non-prime fixed-rate pass-through portfolios included $106 million and $333 million of AAA rated securities, respectively, at December 31, 2008.

A summary of the Company’s Alt-A investments at December 31, 2008 by year of origination is reflected in the table below:

	Investment Grade		Below Investment Grade		Total

	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)		(in millions)		(in millions)

2007	$ 155	$125	$ 117	$76	$ 272	$201
2006	148	130	72	36	220	166
2005	65	59	-	-	65	59
2004	137	117	-	-	137	117
2003	65	53	-	-	65	53
2002 and prior	60	47	7	5	67	52

Total	$ 630	$531	$ 196	$117	$ 826	$648

Securities Lending

The Company has entered into securities lending agreements whereby certain general account investment securities are loaned to third parties, primarily major brokerage firms. At December 31, 2008 and 2007, the aggregate statement value of loaned securities was $2.5 billion and $3.2 billion, respectively, while the aggregate fair value of these loaned securities was $3.0 billion and $3.4 billion, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities to be held by the Company or a trustee.

At December 31, 2008 and 2007, securities lending collateral held by the Company of $2.9 billion and $3.0 billion, respectively, is reported in the consolidated statement of financial position at amortized cost and included in cash and temporary investments, with the offsetting collateral liability of $2.9 billion and $3.0 billion included in other liabilities. These collateral assets included $2.8 billion and $2.7 billion, respectively, of collateral positions with open terms (i.e., positions for which the borrower may return the loaned security and request return of the collateral at any time), $10 million and $0, respectively, for collateral positions with terms of less than 30

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

days, and $90 million and $320 million, respectively, for collateral positions with terms exceeding 90 days. Additionally, at December 31, 2008 and 2007, the total fair value of all collateral positions was $2.9 billion and $3.0 billion, respectively.

At December 31, 2008 and 2007, additional non-cash collateral of $219 million and $593 million, respectively, with fair values of $208 million and $590 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2008 and 2007, the aggregate statement value of loaned securities held by the separate accounts was $67 million and $113 million, respectively.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

The Company also uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

During 2008, the Company also used derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, performing ongoing surveillance of counterparties' credit standing and adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

The Company held the following derivative positions at December 31, 2008 and 2007:

	December 31, 2008			December 31, 2007

	Notional	Statement	Fair	Notional	Statement	Fair
Derivative Instrument	Amount	Value	Value	Amount	Value	Value

	(in millions)

Cash Flow Hedges:

Interest rate floors	$ 1,175	$ 17	$ 130	$ 1,250	$ 19	$ 38

Swaptions	1,742	53	21	1,458	45	39

Foreign currency swaps	863	9	101	787	-	(76)

Foreign currency covers	2	-	2	19	-	19

Interest rate swaps	52	-	17	102	-	12

Interest rate basis swaps	-	-	-	40	-	-

Commodity swaps	-	-	-	4	(1)	(1)

Fair Value Hedges:

Purchased credit default swaps	306	15	15	420	2	2

Foreign currency forwards	376	(8)	(8)	2,474	5	5

Foreign currency futures	1,299	-	-	-	-	-

Short fixed income futures	3,407	-	-	2,356	-	-

Short equity index futures	552	-	-	-	-	-

Purchased put options	-	-	-	-	-	-

Equity collars	11	1	1	11	-	-

Short total return swaps	265	(9)	(9)	283	(6)	(6)

Replications:

Fixed income	10	-	-	489	-	17

Long fixed income futures	3,867	-	-	1,783	-	-

Long equity index futures	-	-	-	204	-	-

Long total return swaps	322	2	2	-	-	-

Income Generation Transactions:

Written equity call options	-	-	-	-	-	-

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

Fair value is the amount that the Company would expect to receive or pay in an arms-length settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. The Company’s use of swaptions qualifies for hedge accounting, with these instruments reported at amortized cost.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the currencies of two different countries at a specified exchange rate. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate basis swaps are used to mitigate the basis risk for investments in variable interest rate preferred stocks. Interest rate basis swaps obligate the Company and a counterparty to exchange amounts based on the difference between the rates of return on two different reference indices applied to the notional amount of the contract. The Company’s use of interest rate basis swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains and losses on these contracts were less than $1 million during each of 2008 and 2007.

Commodity swaps are used to mitigate market risk for the anticipated sale of future oil or natural gas production. Commodity swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable energy commodity price and a specified fixed energy commodity price applied to the notional amount of the contract. The Company’s use of commodity swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $1 million and unrealized capital losses of $1 million were recognized during 2008 and 2007, respectively, on these contracts.

Fair Value Hedges:

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital gains of $14 million and $3 million were recognized during 2008 and 2007, respectively, on contracts that did not qualify for hedge accounting.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $13 million and unrealized capital gains of $23 million were recognized during 2008 and 2007, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $73 million were recognized during 2008 on these contracts. The Company did not use these instruments prior to 2008.

Short fixed income futures are used to mitigate interest rate risk for investment in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $239 million and $17 million were recognized during 2008 and 2007, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $17 million and unrealized capital gains of $2 million were recognized during 2008 and 2007, respectively, on these contracts.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2008 or 2007 on these contracts.

Equity collars are used to mitigate market risk for investments in specific common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $1 million and unrealized capital losses of $1 million were recognized during 2008 and 2007, respectively, on these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Short total return swaps are used to mitigate market risk for investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $9 million and $6 million were recognized during 2008 and 2007, respectively, on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of written credit default swaps, interest rate swaps, credit default indices and cash market instruments. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the referenced obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2008. The maximum amounts that the Company could potentially be required to pay on CDS contracts as of December 31, 2008 and 2007 was $10 million and $49 million, respectively. The fair value of CDS contracts outstanding as of December 31, 2008 and 2007 was less than $1 million and $1 million, respectively. Index credit default swap (“CDX”) contracts replicate general corporate credit exposure in either investment-grade or high-yield markets with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to pay to the counterparty an amount equal to the affected entity’s proportion to the overall index applied to the notional amount of the contract. The Company did not have any open positions in CDX contracts as of December 31, 2008 and 2007. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $2 million and $3 million during 2008 and 2007, respectively. Realized capital losses of $39 million and $1 million were recognized during 2008 and 2007, respectively, upon termination of these contracts.

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $3.5 billion and $1.4 billion during 2008 and 2007, respectively. Realized capital gains of $274 million and $56 million were recognized during 2008 and 2007, respectively, upon termination of these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $248 million and $225 million during 2008 and 2007, respectively. Realized capital losses of $87 million and realized capital gains of $4 million were recognized during 2008 and 2007, respectively, upon termination of these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. The average fair value of open contracts was ($10) million during 2008. Realized capital losses of $143 million were recognized during 2008 on these contracts. The Company did not use these instruments prior to 2008.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($1) million during 2008. Realized capital gains of $2 million were recognized during 2008 upon termination of these contracts. The Company did not use these instruments prior to 2008.

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2008 and 2007 are summarized below:

	December 31,
	2008	2007
	(in millions)

Life insurance reserves	$ 105,453	$ 98,166
Annuity reserves and deposit liabilities	6,432	5,616
Disability and long-term care unpaid claims and claim reserves	3,744	3,612
Disability and long-term care active life reserves	2,325	2,179

Total reserves for policy benefits	$ 117,954	$ 109,573

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2008, the Company had $1.1 trillion of total life insurance in-force, including $25 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2008 and 2007, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2008	2007
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$ 801	$ 638
- at book value less surrender charge of 5% or more	208	125
- at book value without adjustment	3,583	3,247

Not subject to discretionary withdrawal	1,840	1,606

Total	$ 6,432	$ 5,616

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.7 billion and $3.6 billion at December 31, 2008 and 2007, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2008 and 2007.

	For the year ended December 31,
	2008	2007
	(in millions)
Balance at January 1	$ 3,612	$ 3,555

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Incurred related to:
Current year	472	462
Prior years	112	31

Total incurred	584	493

Paid related to:
Current year	(18)	(17)
Prior years	(434)	(419)

Total paid	(452)	(436)

Balance at December 31	$ 3,744	$ 3,612

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as estimated above and the greater of the two is reported.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2008 and 2007 were as follows:

	December 31, 2008		December 31, 2007

	Gross	Net	Gross	Net

(in millions)
Ordinary new business	$ 171	$ 72	$ 169	$ 80

Ordinary renewal	1,836	1,547	1,782	1,471

Total deferred and uncollected premiums	$ 2,007	$ 1,619	$ 1,951	$ 1,551

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2008 and 2007:

	December 31,
	2008	2007
	(in millions)

Subject to discretionary withdrawal	$ 11,047	$ 16,526

Not subject to discretionary withdrawal	2,160	2,977

Non-policy liabilities	180	201

Total separate account liabilities	$ 13,387	$ 19,704

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $29 million and $6 million attributable to GMDB at December 31, 2008 and 2007, respectively.

Premiums and other considerations received from variable life and variable annuity policyowners were $1.4 billion and $1.7 billion during the years ended December 31, 2008 and 2007, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2008, 2007 and 2006:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$ 1,619	$ 1,866	$ 1,719
Transfers from separate accounts	(1,721)	(1,382)	(1,227)

Net transfers to separate accounts	$ (102)	$ 484	$ 492

8.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for qualified plans. The Company's funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $35 million and $41 million to the qualified employee retirement plan during the years ended December 31, 2008 and 2007, respectively, and expects to contribute $70 million in 2009.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2008 and 2007, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2008	2007	2008	2007
	(in millions)
Fair value of plan assets at January 1	$2,741	$2,533	$89	$85
Changes in plan assets:
Actual return on plan assets	(728)	216	(24)	7
Company contributions	35	41	-	-
Actual plan benefits paid	(56)	(49)	(3)	(3)

Fair value of plan assets at December 31	$1,992	$2,741	$62	$89

Projected benefit obligation at January 1	$2,455	$2,310	$244	$211
Changes in benefit obligation:
Service cost of benefits earned	90	86	29	27
Interest cost on projected obligations	147	136	14	12
Projected gross plan benefits paid	(65)	(57)	(14)	(13)
Projected Medicare Part D reimbursement	-	-	2	2
Experience losses (gains)	(259)	(20)	(6)	5

Projected benefit obligation at December 31	$2,368	$2,455	$269	$244

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to public and private equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

The table below presents the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2008 and 2007:

	Defined Benefit Plans				Postretirement Benefit Plans

	2008	% of Total	2007	% of Total	2008	% of Total	2007	% of Total

	(in millions)

Bonds	$1,004	50%	$1,142	42%	$31	50%	$37	42%
Preferred stock	4	0%	9	0%	-	0%	-	0%
Public common stock	825	42%	1,477	54%	26	42%	48	54%
Private equities and other	159	8%	113	4%	5	8%	4	4%

Total assets	$1,992	100%	$2,741	100%	$62	100%	$89	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.0 billion at each of December 31, 2008 and 2007.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2008 and 2007 are as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2008	2007	2008	2007
	(in millions)

PBO	$60	$56	$228	$224
ABO	35	33	-	-

The following table summarizes the assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2008, 2007 and 2006 and for the years then ended:

	Defined Benefit Plans			Postretirement Benefit Plans
	2008	2007	2006	2008	2007	2006

Projected benefit obligation:
Discount rate	6.25%	6.00%	6.00%	6.25%	6.00%	6.00%
Annual increase in compensation	3.75%	4.50%	4.50%	3.75%	4.50%	4.50%

Net periodic benefit cost:
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2008. Returns are estimated by asset class based on the current risk-free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

The PBO for postretirement benefits at December 31, 2008 assumed an annual increase in future retiree medical costs of 7.0%, grading down to 5% over five years and remaining level thereafter. At December 31, 2007 the comparable assumption was for an annual increase in future retiree medical costs of 7.5% grading down to 5% over six years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2008 by $29 million and net periodic postretirement benefit expense for the year ended December 31, 2008 by $6 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2008 and net periodic postretirement benefit expense for the year ended December 31, 2008 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2008 and 2007:

	Defined Benefit Plans		Postretirement Benefit Plans
	2008	2007	2008	2007
	(in millions)
Fair value of plan assets	$1,992	$2,741	$62	$89
Projected benefit obligation	2,368	2,455	269	244

Funded status	(376)	286	(207)	(155)

Unrecognized net experience losses	986	298	49	25
Unrecognized initial net asset	(544)	(544)	-	-
Additional minimum liability	(9)	(13)	-	-
Nonadmitted asset	(485)	(433)	-	-

Net pension liability	$(428)	$(406)	$(158)	$(130)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $9 million, $13 million and $14 million at December 31, 2008, 2007 and 2006, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2008, 2007 and 2006 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2008	2007	2006	2008	2007	2006
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$ 90	$ 85	$ 79	$ 29	$ 27	$ 23
Interest cost on projected obligations	147	136	127	15	12	11
Amortization of experience gains and losses	4	4	20	-	1	1
Amortization of initial net asset	-	-	(13)	-	-	-
Expected return on plan assets	(218)	(202)	(180)	(7)	(7)	(5)

Net periodic benefit cost	$ 23	$ 23	$ 33	$ 37	$ 33	$ 30

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2009 through 2018 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2009	$ 77	$ 15
2010	86	17
2011	95	19
2012	105	22
2013	116	24
2014-2018	793	160

	$ 1,272	$ 257

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2008, 2007 and 2006 the Company expensed total contributions to these plans of $29 million, $28 million and $27 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002, but has maintained the reinsurance ceded on policies issued prior to those dates.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2008 and 2007 were reported net of ceded reserves of $1.6 billion and $1.5 billion, respectively.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2008, 2007 and 2006 were as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)

Direct premium revenue	$14,356	$14,007	$12,890
Premiums ceded	(805)	(765)	(741)

Net premium revenue	$13,551	$13,242	$12,149

Direct benefit expense	$15,027	$14,518	$13,263
Benefits ceded	(567)	(586)	(488)

Net benefit expense	$14,460	$13,932	$12,775

In addition, the Company received $184 million, $182 million and $180 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2008, 2007 and 2006, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2008 and 2007 that were considered by management to be uncollectible.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
Northwestern International Holdings, Inc.	Bradford, Inc.
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NML – CBO, LLC
Northwestern Investment Management Company, LLC	JYD Assets, LLC
Northwestern Mutual Wealth Management Company	NM GP Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

The major components of current income tax expense in the consolidated statement of operations were as follows:

	For the year ended December 31,
	2008	2007	2006
	(in millions)
Tax payable on ordinary income	$97	$50	$66
Tax credits	(122)	(110)	(86)
Increase (decrease) in contingent tax liabilities	(279)	81	37

Total current tax expense (benefit)	$(304)	$21	$17

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 91%, 16% and 1% for the years ended December 31, 2008, 2007 and 2006, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $72 million, $252 million and $412 million during the years ended December 31, 2008, 2007 and 2006, respectively. Income taxes paid in 2008 and prior years of $1.6 billion are available at December 31, 2008 for refund claims in the event of future tax losses.

Federal income tax returns for 2005 and prior years are closed as to further assessment of tax. Income taxes recoverable or payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

Changes in the amount of contingent tax liabilities for the year ended December 31, 2008 were as follows (in millions):

Balance at January 1, 2008	$664
Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	-
Reductions for tax positions of prior years	(279)

Balance at December 31, 2008	$385

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

Included in the balance at December 31, 2008 are $350 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2008, 2007 and 2006, the Company recognized $(38) million, $34 million and $(7) million, respectively, in interest-related expense (benefit). The Company had $35 million and $73 million accrued for the payment of interest at December 31, 2008 and 2007, respectively.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2008 and 2007 were as follows:

	December 31,
	2008	2007	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$925	$885	$40
Investments	440	40	400
Policy benefit liabilities	1,645	1,893	(248)
Benefit plan obligations	444	434	10
Guaranty fund assessments	11	11	-
Nonadmitted assets	75	65	10
Other	111	157	(46)

Gross deferred tax assets	3,651	3,485	166

Nonadmitted deferred tax assets	(74)	-	(74)
Admitted deferred tax assets	3,577	3,485	92

Deferred tax liabilities:
Premiums and other receivables	591	572	19
Investments	284	1,450	(1,166)
Other	6	2	4

Gross deferred tax liabilities	881	2,024	(1,143)

Net admitted deferred tax assets	$2,696	$1,461	$1,235

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. Beginning in 2008, the Company adopted a permitted practice relating to the valuation of its net deferred tax assets. This permitted practice, which is effective through September 30, 2009, differs from the NAIC Accounting Practices and Procedures Manual in that it extends the reversal period for carryforward of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increases the level of surplus limitation from 10% to 15%.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

At December 31, 2008, the Company’s gross deferred tax assets exceeded this permitted practice limit by $74 million. If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets would have exceeded the SSAP 10 limit by $844 million, thereby reducing surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice. At December 31, 2007, the Company’s gross deferred tax assets were less than the SSAP 10 limit by $445 million.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. At December 31, 2007, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million which exceeded the Company’s equity method accounting basis in Russell. As a result, the Company’s investment in Russell was reported at a negative $464 million, which was included as a reduction of the Company’s investment in common stocks in the consolidated statement of financial position at December 31, 2007. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus. At December 31, 2008, the Company’s investment in Russell common stock was reported at $67 million, compared with a fair value of approximately $1 billion at that date.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $730 million and higher by $130 million at December 31, 2008 and December 31, 2007, respectively, and net income as reported in the consolidated statement of operations would have been lower by $63 million for each of the years then ended.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

During 2007, the Company received common stock dividends from Russell in the amount of $56 million, which are included in net investment income in the consolidated statement of operations. No dividends were received from Russell during 2008.

In July 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an immaterial after-tax gain that is reported as an unrealized capital gain pending distribution of the net proceeds to the Company by the subsidiary.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. These securities are callable under certain conditions and will pay preferred dividends at a rate of 8.0%, payable semi-annually. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell's obligations under those agreements. The Company subsequently entered into a loan agreement with Russell under which Russell could borrow up to $764 million to purchase the Lehman securities or to otherwise meet its obligations to the funds under the capital support agreements. The loan bears interest at prime plus 2% and has a term of three years. At December 31, 2008, there was no outstanding balance under this loan agreement. On January 12, 2009, the loan agreement was terminated, and the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and will pay preferred dividends at a rate of 10.0%, payable semi-annually. The purchase of the first issuance of junior preferred stock and warrants, which occurred on January 12, 2009, was $82 million. It is expected that additional junior preferred stock and warrants will be issued and purchased during 2009, with the proceeds used by Russell to fulfill its remaining obligations to its sponsored funds under the capital support agreements.

During 2008, the Company purchased $654 million of short-term notes issued by third parties from money market funds sponsored by Russell. These notes were purchased at amortized cost, which approximated fair value, and had varying interest rates and maturity dates. At December 31, 2008, the Company held $342 million of these notes, which are reported at amortized cost and included in cash and temporary investments in the consolidated statement of financial position.

The Company also invests in other notes issued by Russell, which bear interest at rates from 6.1% to 7.0% and mature in 2014. At each of December 31, 2008 and 2007, the Company held $180 million of other notes issued by Russell, which are reported at amortized cost and included in bonds in the consolidated statement of financial position.

The Company has guaranteed the repayment of up to $250 million of bank borrowings by Russell under a revolving line of credit that expires on April 30, 2009. Russell’s borrowings under this facility were $222 million and $26 million at December 31, 2008 and 2007, respectively.

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

behalf of its financial representatives. The terms of these guarantees range from 5 years to 19 years at December 31, 2008. If these affiliates or financial representatives are not able to meet their obligations, the Company would be required to make payments to fulfill its guarantees. The maximum aggregate exposure under these guarantees was $469 million at December 31, 2008. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.0 billion at December 31, 2008 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonable to estimate, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2008 and 2007.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2008.

13.	Related Party Transactions

During each of 2008 and 2007, the Company transferred certain investments from its general account to unconsolidated subsidiaries as a capital contribution. The aggregate statement value and fair value of investments transferred during 2008 was $102 million and $449 million, respectively. The aggregate statement value and fair value of investments transferred during 2007 were each $45 million. These capital contributions were accounted for at statement value, and no capital gain or loss was reported by the Company or its subsidiaries as a result of these transfers.

During 2007, the Company invested $300 million of seed money in 15 new variable annuity mutual funds managed by a subsidiary. At December 31, 2008 and 2007, these investments had a fair value of $250 million and $321 million, respectively, and are included in common stocks in the consolidated statement of financial position.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Prior to the reorganization transaction, the Company and its subsidiaries redeemed $289 million and $21 million, respectively, of mutual fund investments from the Mason Street Funds at fair value, with aggregate realized and unrealized capital gains of $68 million reported by the Company during 2006 from these redemptions. Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2008 the Company and its subsidiaries

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions. The Company held shares in the successor funds with aggregate fair values of $376 million and $830 million at December 31, 2008 and 2007, respectively, which are included in common stocks in the consolidated statement of financial position. At December 31, 2008 and 2007, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with aggregate fair values of $162 million and $288 million, respectively. The Company has been notified that in February, 2009 several of the successor funds held by the Company and an unconsolidated subsidiary are scheduled to be liquidated. The Company and an unconsolidated subsidiary expect to receive distributions from these funds of approximately $198 million and $41 million, respectively, with realized capital losses of approximately $53 million and unrealized capital losses of approximately $22 million to be reported by the Company in 2009 on these distributions.

14.	Fair Value of Financial Instruments

The fair value of an asset or liability is the amount at which the asset or liability could be purchased or sold in a current transaction between willing parties, other than in a forced sale or liquidation situation.

The fair value of investment assets and certain policy liabilities at December 31, 2008 and 2007 were as follows:

	December 31, 2008		December 31, 2007
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Assets:
Bonds	$ 79,314	$ 74,736	$ 76,842	$ 77,650
Mortgage loans	21,677	18,620	20,833	21,160
Policy loans	12,884	12,884	11,797	11,797
Common and preferred stocks	5,744	6,646	9,525	13,626
Real estate	1,528	2,402	1,499	2,653
Other investments	9,185	10,624	8,749	10,838
Cash and temporary investments	4,807	4,807	2,547	2,547

Liabilities:
Investment-type insurance reserves	$ 4,563	$ 4,226	$ 4,336	$ 4,121

The statutory basis of accounting generally requires that fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, be based on values published by the SVO, when available. The Company understands that SVO values are based on quoted market prices, when available, or SVO-developed pricing models.

The fair value of bonds is generally based on values published by the SVO or quoted market prices of identical or similar securities when no SVO value is available. For bonds without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The fair value of common and preferred stocks and other equity securities is generally based on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices are not used, fair value is estimated

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

using independent pricing services or internally developed pricing models. The fair value of the Company’s investment in Russell common stock is determined using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. Estimates of fair value can be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company.

Level 2 – Fair value is based on quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The table below presents the common stocks and separate account assets reported at fair value in the consolidated statement of financial position, in aggregate, as of December 31, 2008. The statement value of bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement value of derivatives reported at fair value as of December 31, 2008 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Common stocks reported at fair value exclude investments in unconsolidated subsidiaries, as they are reported using the equity method. Separate account assets reported at fair value exclude short-term investments and real estate joint ventures, as they are reported at amortized cost and using the equity method, respectively.

	December 31, 2008
	Level 1	Level 2	Level 3	Total
	(in millions)
Common stocks	$ 3,951	$ -	$ 1,064	$ 5,015
Separate accounts	12,206	703	19	12,928

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2008, 2007 and 2006

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2008.

	For the year ended December 31, 2008
	Common Stocks	Separate Accounts
	(in millions)

Fair value, beginning of period	$ 1,361	$ 24
Realized investment gains/(losses)	(35)	(1)
Unrealized gains/(losses)	(310)	(2)
Purchases, sales, settlements	48	(2)

Fair value, end of period	$ 1,064	$ 19

PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800 Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Auditors

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1, which includes permitted departures from codified statutory accounting as disclosed in Notes 10 and 11.

/s/PRICEWATERHOUSECOOPERS LLP

February 25, 2009

PART C

OTHER INFORMATION

Item 26.  Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(1)(a)

Form of Policies –

(1)       Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MM17, with application

(2)       Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MP17, with application (for employers)

(3)       Single Premium Variable Whole Life Insurance Policy, MM16, with application

(4)       Single Premium Variable Whole Life Insurance Policy, MP16, with application (for employers)

(5)       Form of notice of short-term cancellation right

(6)       Forms of Optional Riders:

(i)      Waiver of Premium Benefit

(ii)     Accidental Death Benefit

(iii)    Additional Purchase Benefit

(iv)     Term Insurance Benefit

(7)       Form of Amendment to Variable Life and Variable EOL Form

Exhibits (d)(1), (d)(2), (d)(3), (d)(4), (d)(5), (d)(6), (d)(7), (d)(8), (d)(9), (d)(10) and (d)(11) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 28, 2003

            MM.305.(0593)

(8)       Form of Amendment to Single Premium Variable Life Form MM.306.(0593)

(9)       Form of Amendment to Variable Whole Life Form MM.305.(0594)

(10)    Form of Amendment to Variable Whole Life Form MM.305.(0594)

(11)    Form of Amendment to Variable Single Premium Life Form

            MM.306.(0594)

(d)1(b)	Amendment to Variable Life and Variable EOL Policy	Exhibit A(5)(a) to Form S-6 Post-Effective Amendment No. 21 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 25, 1999
(e)	Form of Life Insurance Application forms	Exhibits (d)(1), (d)(2), (d)(3) and (d)(4) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 28, 2003
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006

Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(i)	Not Applicable
(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(j)(b)	Description of Method of Computing Adjustment upon Conversion	Exhibit (j) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 28, 2003
(j)(c)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April

20, 2007
(j)(d)	Power of Attorney	Filed herewith.
(j)(e)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 22, 2009	Filed herewith.
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 23, 2009	Filed herewith.
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-2(b)(12)(ii)	Filed herewith.

Item 27.  Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2009

Name	Business Address

Facundo L. Bacardi	Apache Capital 2665 South Bayshore Drive Suite 601 Coconut Grove, FL 33133

Robert C. Buchanan	Fox Valley Corporation P.O. Box 727 Appleton, WI (54912-0727)

George A. Dickerman	Spalding Sports Worldwide 68 Normandy Road Longmeadow, MA 01106-1259

David J. Drury	Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	ARZU 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Reinhart Boener Van Deuren, SC 1000 North Water Street Suite 2100 Milwaukee, WI 53202

James P. Hackett	Steelcase, Inc. 901 – 44th Street Grand Rapids, MI 49508

Hans Helmerich	Helmerich & Payne, Inc. 1437 South Boulder Tulsa, OK 74119

Dale E. Jones	Leadership Development Revolution LLC 1717 Rhode Island Avenue, NW 7th Floor Washington, DC 20036

Stephen F. Keller	101 South Las Palmas Avenue Los Angeles, CA 90004

Margery Kraus	APCO Worldwide 700 12th Street, NW, Suite 800

Washington, DC 20005

David J. Lubar	Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	Addison-Clifton, L.L.C. 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202-3590

John E. Steuri	52 River Ridge Road Little Rock, AR 72227-1518

John J. Stollenwerk	Allen-Edmonds Shoe Corporation 201 East Seven Hills Road P.O. Box 998 Port Washington, WI 53074-0998

S. Scott Voynich	Robinson, Grimes & Company, PC 5637 Whitesville Road Columbus, GA 31904

Barry L. Williams	Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Kathryn D. Wriston	115 E. 69 th Street, 4th Floor New York, NY 10021

Edward J. Zore	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202

  EXECUTIVE OFFICERS – As of April 1, 2009

Name	Title
Edward J. Zore	Chief Executive Officer
John E. Schlifske	President
Mark G. Doll	Executive Vice President and Chief Investment Officer
Gregory C. Oberland	Executive Vice President (Insurance and Technology)
Gary A. Poliner	Executive Vice President (Investment Products and Services)

Marcia Rimai	Executive Vice President (Chief Administration Officer)
David D. Clark	Senior Vice President (Real Estate)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Christina H. Fiasca	Senior Vice President (Agency Services)
William C. Koenig	Senior Vice President (Government Relations Actuary)
Jeffrey J. Lueken	Senior Vice President (Securities)
Jean M. Maier	Senior Vice President (Enterprise Operations) and Chief Compliance Officer
Meridee J. Maynard	Senior Vice President (Product Distribution)
Todd M. Schoon	Senior Vice President (Agencies)
Michael G. Carter	Vice President and Chief Financial Officer
Eric P. Christophersen	Vice President (Compliance/Best Practices)
Gloster B. Current	Vice President (Corporate Affairs) and Assistant to the President
Timothy J. Gerend	Vice President (Field Compensation and Planning)
Kimberley Goode	Vice President (Communications)
Karl G. Gouverneur	Vice President (Information Systems)
John M. Grogan	Vice President (Wealth Management)
Thomas G. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President & Treasurer (Treasury & Investment Operations)
J. Chris Kelly	Vice President and Controller
John L. Kordsmeier	Vice President (Enterprise Solutions)
Susan A. Lueger	Vice President (Human Resources)
Kathleen A. Oman	Vice President (Policyowner Services)
David R. Remstad	Vice President & Chief Actuary
Bethany Rodenhuis	Vice President (Corporate Planning)
Calvin R. Schmidt	Vice President (Investment Product Operations)
David W. Simbro	Vice President (Disability Income)
Paul J. Steffen	Vice President (Agencies)
Donald G. Tyler	Vice President (IPS Products and Sales)
Martha M. Valerio	Vice President (Information Systems)
Conrad C. York	Vice President (Marketing)
Michael L. Youngman	Vice President (Government Relations)
Timothy G. Schaefer	Chief Information Officer
Raymond J. Manista	General Counsel and Secretary

  OTHER OFFICERS – As of February 1, 2009

Donald C. Kiefer	VP Actuary
Kenneth M. Latus	Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP Corporate Actuary
Ted A. Matchulat	Director Product Compliance
Jon K. Magalska	Senior Actuary
Arthur V. Panighetti	VP Actuary
P. Andrew Ware	VP Actuary

Mark S. Bishop	Regional VP Field Supv
Jennifer L. Brase	Regional VP Field Supv
Somayajulu Durvasula	VP Agency Dev
Michael S. Ertz	VP Field Administration
Mark J. Gmach	Regional VP Field Supv
Werner Loots	Regional VP Field Supv
Steven C. Mannebach	VP Agency Dev
Daniel J. O’Meara	Regional VP Field Supv
Charles J. Pendley	VP Agency Dev

Sandra L. Botcher	VP Audit

Robert J. Johnson	Director Compliance Oversight and Review
James M. Makowski	Asst. Director Marketing Materials Compliance
Timothy Nelson	Director Market Conduct

Jason T. Anderson	Assistant Director Tax
Gwen C. Canady	Director Corporate Reporting
Barbara E. Courtney	Director Mutual Fund Accounting
Walter M. Givler	VP Accounting Policy
David K. Nunley	VP-Tax
Stephen R. Stone	Director Investment Accounting

John M. Abbott	Director-Field Investigations
Carl E. Amick	VP-Risk Management Operations
Maryann Bialo	Asst. Director DI Benefits
Pamela C. Bzdawka	Assistant Director-SIU
Janice L. Chase	Asst. Director-Large Case
Stephen J. Frankl	Director-Sales Strategy and Support
Sharon A. Hyde	Asst. Director DI Benefits
Cynthia Lubbert	Asst. Director-DI Underwriting
Steven J. Stribling	Director DI Benefits
Cheryl L. Svehlek	Director-Administration

Laila V. Hick	Director of Field Supervision
Karla D. Hill	Asst. Director of Distribution Operations
Joanne M. Migliaccio	Director of Distribution Operations
Daniel A. Riedl	VP Distribution Policies and Operations

Christen L. Partleton	VP Facility Operations

Robyn S. Cornelius	Director Dist Planning
David J. Dorshorst	Director of Field Comp
Allen M. Kluz	Director of Field Benefits
Troy W. McMahan	Director of FCP Systems
Jay J. Miller	VP Advanced Planning
Richard P. Snyder	Director Distribution Planning
William H. Taylor	Director of Financial Security Planning

Pency P. Byhardt	VP-Field Development
Sharen L. King	Director-Field Development Systems

Douglas P. Bates	VP Federal Relations
Steven M. Radke	VP Leg & Reg Relations

Blaise C. Beaulier	VP Information Systems
Robert J. Kowalsky	VP Information Systems

David A. Eurich	Director – IPS Training, Marketing & Communications
Martha M. Kendler	Director – IPS Annuity Products
Arleen J. Llewellyn	Director – Business Integration
Mac McAuliffe	National Sales Director – IPS - Sales
Michael J. Mihm	Director – IPS Business Development
Ronald C. Nelson	Director – IPS Research & Product Support
Jeffrey J. Niehaus	Director – IPS Business Retirement Markets
David G. Stoeffel	VP IPS Investment Product Lines

Kellen A. Thiel	Director – IPS Advisory Products
Brian D. Wilson	Director – IPS Marketing & Sales
Robert J. Wright	Director – IPS Strategic Partnerships Product Support

Meg E. Jansky	Director-Annuity Operations
Lisa A. Myklebust	Director-Business Systems Team

Mark J. Backe	Asst. General Counsel & Asst. Secretary
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Melissa J. Bleidorn	Asst. General Counsel & Asst. Secretary
Anne T. Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
M. Christine Cowles	Asst. General Counsel & Asst. Secretary
Domingo G. Cruz	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Marcia E. Facey	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Matthew E. Gabrys	Asst. General Counsel & Asst. Secretary
John K. Garofani	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Elizabeth S. Idleman	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Abimbola O. Kolawole	Asst. General Counsel & Asst. Secretary
Carol L. Kracht	VP, Deputy General Counsel & Investment Counsel
Elizabeth J. Lentini	Asst. General Counsel & Asst. Secretary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Stephanie Lyons	Asst. General Counsel & Asst. Secretary
Dean E. Mabie	Asst. General Counsel & Asst. Secretary
Steve Martinie	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
James L. McFarland	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Christopher J. Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Timothy A. Otto	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary

Tammy M. Roou	VP & Ins & Distr Counsel
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation Counsel
Sarah E. Schott	Asst. General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
David Silber	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
Karen J. Stevens	Asst. General Counsel & Asst. Secretary
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
Rachel L. Taknint	VP, Dept. Planning & Ops & Assoc. General Counsel
John M. Thompson	Asst. General Counsel & Asst. Secretary
Douglas D. Timmer	Asst. General Counsel & Asst. Secretary
Andrew T. Vedder	Asst. General Counsel & Asst. Secretary
Warren, John W.	Asst. General Counsel & Asst. Secretary
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Jason R. Handal	Director-Speciality Markets
Todd L. Laszewski	Director Life Product Development
Jeffrey S. Marks	Director Special Projects
Jane Ann Schiltz	VP Business Markets

Gregory A. Gurlik	Director Long Term Care Product Development
Terese J. Capizzi	Director Long Term Care Administration
John K. Wilson	Director Long Term Care Sales Support
Mollie A. Kenny	Regulatory Consultant

Carrie L. Bleck	Director Policyowner Services
Sherri L. Schickert	Director Policyowner Services
Sandra K. Scott-Tyus	Director Policyowner Services
Diane P. Smith	Asst. Director Policyowner Services
Natalie J. Versnik	Director Policyowner Services

Donna L. Lemanczyk	Asst. Secretary
Warren L. Smith	Asst. Secretary

Karla J. Adams	Director Investment Risk Management
James A. Brewer	Director Investment Planning
Donald Forecki	Director Investment Operations, Asst. Secretary
Karen A. Molloy	Director Banking & Cash Management, Asst. Treasurer
Patricia A. Zimmermann	Director Investment Technology & Development, Asst. Secretary

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP Underwriting Standards

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.  Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2008 are set forth on pages C-12 through C-13. In addition to the subsidiaries set forth on pages C-12 through C-13, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.       NML Variable Annuity Account A

2.       NML Variable Annuity Account B

3.       NML Variable Annuity Account C

4.       Northwestern Mutual Variable Life Account

5.       Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of April 7, 2009)

Name of Subsidiary	Jurisdiction of Incorporation

AFE Brentwood Park, LLC – 100% ownership	Delaware
Amber, LLC – 100% ownership	Delaware
Baraboo, Inc. – 100% ownership	Delaware
Bayridge, LLC – 100% ownership	Delaware
Bradford, Inc. – 100% ownership	Delaware
Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Burgundy, LLC – 100% ownership	Delaware
Carlisle Ventures, Inc. – 100% ownership	Delaware
Chateau, LLC – 100% ownership	Delaware
Chateau, Inc. – 100% ownership	Delaware
Chateau I, LP – 100% ownership	Delaware
Coral, Inc. – 100% ownership	Delaware
Cortona Holdings, LLC – 100% ownership	Delaware
Foxkirk, LLC – 100% ownership	Delaware
Frank Russell Company – 92.86% ownership	Washington
Frank Russell Investment Management Company – 92.86% ownership	Washington
Hazel, Inc. – 100% ownership	Delaware
Health Invest, LLC – 100% ownership	Delaware
Higgins, Inc. – 100% ownership	Delaware
Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Hobby, Inc. – 100% ownership	Delaware
Hollenberg 1, Inc.– 100% ownership	Delaware
Hollenberg 2, Inc.– 100% ownership	Delaware
Hollenberg 3, Inc.– 100% ownership	Delaware
Hollenberg 4, Inc.– 100% ownership	Delaware
Jerusalem Avenue Property, LLC – 100% ownership	Delaware
Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands
JYD Assets, LLC – 100% ownership	Delaware
Klode, Inc. – 100% ownership	Delaware
Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Lake Bluff, Inc. – 100% ownership	Delaware
Logan, Inc. – 100% ownership	Delaware
Lydell, Inc. – 100% ownership	Delaware
Maroon, Inc. – 100% ownership	Delaware
Mason & Marshall, Inc. – 100% ownership	Delaware
Mason Street Advisors, LLC – 100% ownership	Delaware
Mitchell, Inc. – 100% ownership	Delaware
Model Portfolios, LLC – 100% ownership	Delaware
N.M. Albuquerque Inc. – 100% ownership	New Mexico

NM-Exchange, LLC – 100% ownership	Delaware
NM-Exchange Three, LLC – 100% ownership	Delaware
NM F/X, LLC – 100% ownership	Delaware
NM GP Holdings, LLC – 100% ownership	Delaware
NM Harrisburg, Inc. – 100% ownership	Pennsylvania
NM Imperial, LLC – 100% ownership	Delaware
NM Lion, LLC – 100% ownership	Delaware
NM Majestic Holdings, LLC – 100% ownership	Delaware
NM RE Funds, LLC – 100% ownership	Delaware
NM Regal, LLC – 100% ownership	Delaware
NML-CBO, LLC – 100% ownership	Delaware
NML Clubs Associated, Inc. – 100% ownership	Wisconsin
NML Development Corporation – 100% ownership	Delaware
NML Real Estate Holdings, LLC – 100% ownership	Wisconsin
NML Securities Holdings, LLC – 100% ownership	Wisconsin
NMRM Holding, LLC – 100% ownership	Delaware
NW Pipeline, Inc. – 100% ownership	Texas
New Arcade, LLC – 100% ownership	Wisconsin
Nicolet, Inc. – 100% ownership	Delaware
North Van Buren, Inc. – 100% ownership	Delaware
Northwestern Ellis Company – 100% ownership	Nova Scotia
Northwestern Investment Management Company, LLC – 100% ownership	Delaware
Northwestern Long Term Care Insurance Company – 100% ownership	Wisconsin
Northwestern Mutual Capital GP, LLC – 100% ownership	Delaware
Northwestern Mutual Capital GP II, LLC – 100% ownership	Delaware
Northwestern Mutual Capital Limited – 100% ownership	United Kingdom
Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin
Northwestern Mutual Life International, Inc. – 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. – 100%2 ownership	Maryland
Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)
Olive, Inc. – 100% ownership	Delaware
RE Corporation – 100% ownership	Delaware
Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Russell Investment Funds – 92.86% ownership	Massachusetts
Russet, Inc. – 100% ownership	Delaware
Scotty, LLC – 100% ownership	Delaware
Solar Resources, Inc. – 100% ownership	Wisconsin
Stadium and Arena Management, Inc. – 100% ownership	Delaware
Strategic Employee Benefit Services of New Mexico, Inc. – 100% ownership	New Mexico
Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands
Tupelo, Inc. – 100% ownership	Delaware
Walden OC, LLC – 100% ownership	Delaware
White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2006, they did not constitute a significant subsidiary as defined by Regulation S-X. Except for certain Real Estate Partnerships/LLCs/Equity Interests, includes general account NM investments where NM’s ownership interest is greater than 50%. Excluded is the entire corporate structure under Frank Russell Company.
(2)	Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29. Indemnification

    (a)      That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

    (b)      Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

    B. Indemnification by Company.   The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

      This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

    C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

    This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

    D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

    The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.  Principal Underwriters

(a)   NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

        (b)      As of April 1, 2009, the directors and officers of NMIS are as follows:

Name	Position

Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Christine Bordner	Assistant Director, Market Conduct
Jennifer L. Brase	Regional Vice President, Field Supervision
Pency Byhardt	Vice President, Field Development
Michael G. Carter	Director
Eric P. Christophersen	Vice President, Compliance/Best Practices
David J. Dorshorst	Director, Compensation Services
Michael S. Ertz	Vice President, Agency Administration
Christina H. Fiasca	Senior Vice President, Field Compensation, Training & Development
Brady J. Flugaur	Manager, Advisory Operations and Oversight
Anne A. Frigo	Director, Insurance and Investment Management
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Field Compensation & Planning
Mark J. Gmach	Regional Vice President, Field Supervision
David A. Granger	Assistant Director, Human Resources
Mark A. Gregory	Assistant Director, Insurance and Investment Management
Thomas C. Guay	Vice President, Variable Underwriting & Issue
Rhonda K. Haight	Assistant Director, IPS Platforms
David P. Harley	Assistant Director, Retail Investment Operations
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services

Diane B. Horn	Director, NMIS Compliance; Anti-Money Laundering Compliance Officer
Meg E. Jansky	Director, Annuity Operations
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
Martha M. Kendler	Director, Annuity Products
Sharen L. King	Director, Field Training & Development
Mary J. Lange	Field Education Consultant
Dwight Larkin	Assistant Director- Retail Investment Services & ROSFP, Municipal Securities Principal, MSRB Contact
Arleen J. Llewellyn	Director, IPS Business Integration
Werner Loots	Regional Vice President, Field Supervision
Jean M. Maier	Director; Senior Vice President, Insurance Operations
James M. Makowski	Assistant Director, Marketing Materials Compliance
Steven C. Mannebach	Vice President, Recruiting & Leadership Development
Jeffrey S. Marks	Director, Sales Development
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	National Sales Director
Allan J. McDonell	Assistant Director, Annuity Operations and Municipal Securities Principal
Mark E. McNulty	Assistant Director, Compliance Assurance
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, Business Development
Jay W. Miller	Vice President, Advanced Financial Security Planning
Benjamin N. Moen	Regional Vice President, Sales
Jennifer W. Murphy	Secretary
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Kathleen A. Oman	Vice President, Variable Life Servicing
Michael J. Patkunas	Regional Vice President, Sales
John J. Piazza	Regional Vice President, Sales
Nora M. Platt	Assistant Secretary
Gary A. Poliner	Director; President and CEO
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Marcia Rimai	Director
Robin E. Rogers	Assistant Director, Contract, License & Registration
Russell R. Romberger	Regional Vice President, Sales
Jeffrey P. Schloemer	Assistant Director, Compliance Oversight & Review
Calvin R. Schmidt	Vice President, IPS Investment Client Services
Alexander D. Schneble	Director, NMIS Administration
Todd M. Schoon	Director, Senior Vice President, Agencies
Todd W. Smasal	Director, Human Resources
Michael C. Soyka	Regional Vice President, Sales
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
David G. Stoeffel	Vice President –Product Line
William H. Taylor	Vice President, Advanced Financial Security Planning
Kellen A. Thiel	Director, Personal Investment Markets
Donald G. Tyler	Vice President, IPS Products and Sales
Gwendolyn K. Weithaus	Assistant Director, NMIS Compliance
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, Executive Representative
Brian D. Wilson	Director, Marketing and Sales
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     (c)        NMIS, the principal underwriter, received $43,654,229 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.  Location of Accounts and Records

     All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.  Management Services

     There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.  Fee Representation

     The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 20th day of April, 2009.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/RAYMOND J. MANISTA	By:	/s/EDWARD J. ZORE
	Raymond J. Manista,		Edward J. Zore, Chief Executive Officer
General Counsel and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 20th day of April, 2009.

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/RAYMOND J. MANISTA	By:	/s/EDWARD J. ZORE
	Raymond J. Manista,		Edward J. Zore, Chief Executive Officer
General Counsel and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/EDWARD J. ZORE	Trustee, Chief Executive Officer and
Edward J. Zore	Principal Executive Officer

/s/MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/JOHN C. KELLY	Vice President and Controller and
John C. Kelly	Principal Accounting Officer

/s/ Facundo L. Bacardi*	Trustee
Facundo L. Bacardi

/s/ Robert C. Buchanan*	Trustee
Robert C. Buchanan

/s/ George A. Dickerman*	Trustee
George A. Dickerman

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ David A. Erne*	Trustee
David A. Erne

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Stephen F. Keller*	Trustee
Stephen F. Keller

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

Trustee
Gary A. Poliner

Trustee
John E. Schlifske

/s/ H. Mason Sizemore, Jr.*	Trustee
H. Mason Sizemore, Jr.

/s/ Peter M. Sommerhauser*	Trustee
Peter M. Sommerhauser

/s/ John E. Steuri*	Trustee
John E. Steuri

/s/ John J. Stollenwerk*	Trustee
John J. Stollenwerk

Trustee
Barry L. Williams

/s/ Kathryn D. Wriston*	Trustee
Kathryn D. Wriston

Trustee
S. Scott Voynich

*By:	/s/EDWARD J. ZORE
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 20, 2009

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 35 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(j)(d)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 22, 2009	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 23, 2009	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-3(T)(b)(12)(iii)	Filed herewith